                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                              HUNTINGTON VA FUNDS,

                         THE HUNTINGTON NATIONAL BANK,

                       SEI INVESTMENTS DISTRIBUTION CO.,

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

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                               TABLE OF CONTENTS

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                                                                          PAGE
--------------------------------------------------------------------------------
ARTICLE I. FUND SHARES                                                         1
ARTICLE II. SEED MONEY                                                         4
ARTICLE III. REPRESENTATIONS AND WARRANTIES                                    4
ARTICLE IV. PROSPECTUSES; REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS;
 VOTING                                                                        6
ARTICLE V. SALES MATERIAL AND INFORMATION                                      7
ARTICLE VI. DIVERSIFICATION                                                    8
ARTICLE VII. POTENTIAL CONFLICTS                                               8
ARTICLE VIII. INDEMNIFICATION                                                  9
ARTICLE IX. APPLICABLE LAW                                                    13
ARTICLE X. TERMINATION                                                        13
ARTICLE XI. NOTICES                                                           14
ARTICLE XII. MISCELLANEOUS                                                    15

                                    I


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                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made as of this 15th day of October, 1999 by and among Hartford Life Insurance Company ("Hartford"), a Connecticut corporation, on its behalf and on behalf of each separate account set forth on SCHEDULE A attached as it may be amended from time to time (the "Separate Accounts"); Huntington VA Funds (the "Trust"), a Massachusetts business trust, on its behalf and on behalf of each of its series set forth on Schedule B attached as it may be amended from time to time (the "Funds"); SEI Investments Distribution Co. (the "Distributor"), a Pennsylvania corporation and The Huntington National Bank (the "Adviser" and the "Administrator"), a national banking association.

WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") and serves as principal underwriter of the shares of the Trust; and

WHEREAS, the Adviser is a national banking association exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as the investment advisor to the Trust; and

WHEREAS, the Trust intends to make available shares of the Funds to the Separate Accounts of Hartford; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies listed in Schedule A attached as may be amended from time to time under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act") to be issued by them for distribution (the "Contracts"); and

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, the Distributor and the Adviser agree as follows:

                             ARTICLE I. FUND SHARES

1.1 The Trust and the Distributor agree to make shares of the Funds available for purchase on each Business Day by the Separate Accounts. Each Fund will execute orders placed for each Separate Account on a daily basis at the net asset value next computed after receipt by the Trust or its designee of such order.

                                    1

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       A.  For purposes of this Agreement, Hartford shall be the designee of the
           Trust for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Trust receives notice of orders by 9:30 a.m. (Eastern time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which each Fund calculates net asset value pursuant to the rules of the Securities and Exchange Commission ("SEC"), as set forth in the Trust's registration statement on Form N-1A (the "Registration Statement").

1.2 The Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares.

1.3 The Trust agrees that shares of the Funds will be sold only to insurance companies for use in conjunction with variable life insurance policies or variable annuities. No shares of the Funds will be sold to the general public.

1.4 The Trust agrees to redeem for cash, at Hartford's request, any full or fractional shares of the Funds held by the Separate Accounts at the net asset value next computed after receipt by the Trust or its designee of the request for redemption, except that the Trust reserves the right to suspend redemptions temporarily to the extent permitted under the 1940 Act.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 9:30 a.m. (Eastern time) on the next following Business Day.

1.5 Hartford agrees that purchases and redemptions of Fund shares offered by the then current prospectuses of the Funds shall be made in accordance with the provisions of the Trust's Registration Statement.

       A. Hartford will place separate orders to purchase or redeem shares of each Fund. Each order shall describe the net amount of shares and dollar amount of each Fund to be purchased or redeemed.

       B. In the event of net purchases, Hartford will pay for shares before 3:00 p.m. (Eastern time) on the next Business Day after Hartford's receipt of an order to purchase a Fund's shares.

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    C.  In the event of net redemptions, a Fund shall pay the redemption proceeds in federal funds transmitted by wire before 3:00 p.m. (Eastern time) on the next Business Day after Hartford's receipt of an order to redeem shares.

1.6 Issuance and transfer of a Fund's shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Fund identified in Schedule B attached as may be amended from time to time.

1.7 The Administrator shall notify Hartford in advance of any dividends or capital gain distributions payable on a Fund's shares, but by no later than same day notice by 6:00 p.m. Eastern time (by wire or telephone, followed by written confirmation). Hartford elects to receive all such dividends and capital gain distributions in additional shares of the paying Fund. The Trust shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 The Administrator shall make the net asset value per share of each Fund available to Hartford on a daily basis as soon as reasonably practical after the net asset value per share is calculated. The Trust shall use its best commercially reasonable efforts to make such net asset value per share available by 6:00 p.m. Eastern time.

       A. If the Administrator provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share.

       B. The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust and/or its agents shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay qualified plans ("Plans") or Contract owners, and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. Hartford shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a miscalculation by the Trust or its agents result in a gain to Hartford, Hartford shall immediately reimburse the Trust or its agents for any material losses incurred by the Trust or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain to the Plans or Contract owners, Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust

                                    3

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          or its agents, to recover the money and repay the Trust or its agents;
          but Hartford shall not be obligated to take legal action against the Plans or Contract owners.

          With respect to the material errors or omissions relating to net asset value pricing, this section shall control over other indemnification provisions in this Agreement.

                             ARTICLE II. SEED MONEY

2.1 Hartford agrees that it shall invest $1,000,000 (One Million Dollars) in the Huntington VA Income Equity Fund upon the effectiveness of the Trust's Registration Statement for the purpose of, among other things, satisfying the requirements of Section 14(a) of the 1940 Act. Hartford further agrees it will reinvest all dividends and capital gain distributions received on such investment in additional shares of the Huntington VA Income Equity Fund.

2.2 Hartford agrees that it will not redeem any part of the investment made pursuant to Section 2.1 within one year of making such investments.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1  Hartford represents and warrants that:

       A. The Contracts are or will be registered under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in compliance with all applicable federal and state laws and regulations.

       C. Hartford is a life insurance company duly organized and in good standing under Connecticut law.

       D. Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with the 1940 Act.

       E. The Contracts are treated as annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Hartford will make every effort to maintain such treatment and will notify the Trust and the Adviser immediately in writing upon having a reasonable basis for believing that the Contracts have ceased to be treated as such or might not be treated as such in the future.

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3.2  The Trust and the Distributor represent and warrant that:

       A. Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Fund shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

       C. Fund shares shall be offered in compliance with all applicable federal and state securities laws and regulations.

       D. The Trust is or will be registered under the 1940 Act and the regulations thereunder to the extent required.

       E. The Trust shall amend the Registration Statement for Fund shares under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of its shares.

3.3 The Trust, the Adviser and the Administrator represent and warrant that each Fund will qualify as a Regulated Investment Company under Subchapter M of the Code. The Trust and Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust has ceased to qualify or that the Trust might not qualify in the future. In the event the Trust ceases to so qualify, it will immediately take all steps necessary (a) to notify Hartford of such event and (b) where available, achieve compliance within any grace period afforded under the Code.

3.4  The Trust represents and warrants that:

       A. The Trust is duly organized and validly existing under the laws of the state of Massachusetts.

       B. The Trust does and will comply in all material respects with the 1940 Act.

       C. If the Trust determines that it is necessary, the Trust will obtain prior to sale or issuance of the Contracts, an order from the SEC, granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

                                    5

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3.5  The Distributor and Administrator represent and warrant that:

       A. It is and shall remain duly registered under all applicable federal and state laws and regulations necessary for the performance of its obligations to the Trust and Hartford and that it will perform its obligations to the Trust and Hartford in compliance with the laws and regulations and any applicable state and federal laws and regulations.

               ARTICLE IV. PROSPECTUSES; REPORTS TO SHAREHOLDERS
                          AND PROXY STATEMENTS; VOTING

4.1 The Trust, at its expense, will print and provide Hartford with as many copies of each Fund's current prospectus and statement of additional information as Hartford may reasonably request to deliver to existing Contract owners. At Hartford's request, each Fund will provide, in lieu of the printed prospectuses, camera-ready film or computer diskettes containing a Fund's prospectus and statement of additional information for printing by Hartford at the Trust's expense. If Hartford chooses to receive camera-ready film or computer diskettes in lieu of receiving printed copies of a Fund's prospectus and statement of additional information, the Trust shall bear the cost of providing the information in that format. Hartford will deliver, at the Trust's expense, each Fund prospectus and statement of additional information to existing Contract owners.

       A. Hartford may elect to print a Fund's prospectus and/or its statement of additional information in combination with the prospectuses and statements of additional information of other registered investment companies. In such event, the Trust shall bear its pro rata share of printing expenses based on the number of combined printed pages.

4.2 Hartford, at its expense, will print the Contract prospectus for use with prospective owners of Contracts.

4.3 The Trust, at its expense, will provide Hartford with copies of its reports to shareholders, and other communications to shareholders in such quantity as Hartford shall reasonably require for distributing, at the Trust's expense, to Contract owners.

4.4 The Trust will provide Hartford with copies of its proxy solicitations. Hartford, at its own expense, will, to the extent required by law, (a) distribute proxy materials to eligible Contract owners, (b) solicit voting instructions from eligible Contract owners, (c) vote the Fund shares in accordance with instructions received from Contract owners; and (d) if required by law, vote Fund shares for which no instructions have been received in the same proportion as shares of the Fund for which instructions have been received.

       A. To the extent permitted by applicable laws, Hartford reserves the right to vote Fund shares held in any Separate Account in its own right.

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4.5  The Trust will comply with all provisions and interpretations of the 1940
Act and the rules thereunder requiring voting by shareholders.

                   ARTICLE V. SALES MATERIAL AND INFORMATION

5.1 Hartford shall furnish, or shall cause to be furnished, to the Trust and the Adviser at least ten (10) Business Days prior to its use, each piece of sales literature or advertising prepared by Hartford in which the Trust, the Adviser or the Distributor is described. No sales literature or advertising will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days after receipt by the Trust or the Adviser.

5.2 Hartford will not, without the permission of the Trust, make any representations or statements on behalf of the Trust or concerning the Funds in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the Trust's Registration Statement or any Fund prospectus, (b) reports to shareholders, (c) proxy statements for the Funds, or, (d) sales literature or other promotional material approved by the Trust.

5.3 The Adviser shall furnish, or shall cause to be furnished, to Hartford or its designee at least ten (10) Business Days prior to its use, each piece of sales literature or advertising prepared by the Trust in which Hartford, the Contracts or Separate Accounts, are described. No sales literature or advertising will be used if Hartford reasonably objects to its use within ten
(10) Business Days after receipt by Hartford.

5.4 Neither the Trust, the Adviser, the Administrator nor the Distributor will, without the permission of Hartford, make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Account, in connection with the advertising or sale of the Contracts, other than the information or representations contained in: (a) the registration statement or prospectus for the Contracts, (b) reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

5.5 The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Trust or its shares.

5.6 With respect to the Contracts listed on Schedule A attached as may be amended from time to time, Hartford will provide to the Trust upon request all registration statements, prospectuses, statements of additional information and amendments and supplements thereto which are filed withthe SEC on or after the date of this Agreement, all reports, solicitations for voting instructions, sales literature and other promotional materials, applications for exemptions, and requests for no action letters, and all amendments thereto.

                                    7

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                          ARTICLE VI. DIVERSIFICATION

6.1 The Trust and the Adviser represent and warrant that, at all times, the Trust will comply with Section 817 of the Code, the regulations promulgated thereunder, and any Internal Revenue Service guidance, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such statutory, regulatory or administrative authority. In the event the Trust ceases to so qualify, it will immediately take all steps necessary (a) to notify Hartford of such event and (b) to adequately diversify the Trust so as to achieve compliance within the period afforded by Treasury Regulation 817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

7.1 The Board of Trustees of the Trust will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all Separate Accounts investing in the Funds.

       A. The Board shall promptly inform Hartford if it determines that an irreconcilable material conflict exists and the implications thereof.

7.2 Hartford will report any potential or existing material irreconcilable conflict of which it is aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded.

7.3 If it is determined by a majority of the Board, or a majority of its trustees, who are not interested persons (as defined in the 1940 Act) of the Trust or Hartford, that a material irreconcilable conflict exists due to issues relating to the Contracts, Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the irreconcilable material conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Funds. No charge or penalty will be imposed as a result of such withdrawal.

7.4 Hartford, and the Adviser will, at least annually, submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

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                         ARTICLE VIII. INDEMNIFICATION

8.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Administrator, the Trust and each of its trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, the "Indemnified Party" for purposes of this Section 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the offer, sale or acquisition of Fund shares or the Contracts or to the operation of the Separate Accounts and:

         1. Arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement, prospectus or other disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by Hartford on behalf of the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents"), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Fund Documents as defined in Section 8.2(A)(1) not supplied by Hartford) or wrongful conduct of Hartford or persons under its control, with respect to the offer, sale or acquisition of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Fund Documents as defined in Section 8.2(A)(1) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and accurately derived from information furnished to the Trust by or on behalf of Hartford; or

         4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

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         5.   Arise out of or result from any material breach of any
              representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford, as limited by and in accordance with the provisions of Sections 8.1(B) and 8.3 hereof.

       B. Hartford shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Adviser, the Trust or the Distributor, whichever is applicable.

8.2 Indemnification by the Distributor, the Adviser, the Administrator and the Trust

       A. The Distributor, the Adviser, the Administrator and the Trust agree to indemnify and hold harmless Hartford and each of its directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Section 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the appropriate party from whom indemnification is sought, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts or to the operation of Funds and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Fund Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor, the Adviser, the Administrator or Trust by or on behalf of Hartford for use in Fund Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Distributor, the Adviser, the Administrator or the Trust or persons under their control) or wrongful conduct of

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               the Trust, Adviser, the Administrator or Distributor or persons under their control, with respect to the offer, sale or distribution of the Contracts or Fund shares; or

            3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Hartford by or on behalf of the Distributor, the Adviser, the Administrator or the Trust; or

          4. Arise out of or result from any failure by the Distributor, the Adviser, the Administrator, or the Trust to provide the services and furnish the materials under the terms of this Agreement; or

          5. Arise out of or result from any material breach of any representation and/or warranty made by the Distributor, the Adviser, the Administrator, or the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor, the Adviser, the Administrator, or the Trust; as limited by and in accordance with the provisions of Sections 8.2(B) and 8.3 hereof.

     B. The Distributor, the Adviser, the Administrator or the Trust shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

8.3  Notice of Indemnification; Retention of Counsel

     A. Any party seeking indemnification (each a "Potential Indemnitee") shall promptly notify any party from whom it intends to seek indemnification (each a "Potential Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. A Potential Indemnitor shall not be liable under this indemnification provision with respect to any claim made against a Potential Indemnitee unless such Potential Indemnitee shall have notified the Potential Indemnitor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Potential Indemnitee (or after such Potential Indemnitee shall have received notice of such service on any designated agent), but failure to notify the Potential Indemnitor of any such claim shall not relieve the Potential Indemnitor from any liability which it may have to the Potential Indemnitee against whom such action is brought otherwise than on account of this indemnification provision.

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    B.  In case any such action is brought against a Potential Indemnitee, the
        Potential Indemnitor shall be entitled to participate, at its own expense, in the defense of such action. The Potential Indemnitor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Potential Indemnitor to such party of the Potential Indemnitor's election to assume the defense thereof, the Potential Indemnitee shall bear the fees and expenses of any additional counsel retained by it, and the Potential Indemnitor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.4 With respect to any claim for indemnification made under this Agreement, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

8.5 If a party is defending a claim and indemnifying one or more parties to this Agreement, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party or parties to this Agreement being indemnified of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and any of the other parties fails to consent within five (5) Business Days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then each such other party withholding consent, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party and other remaining parties subject to this Agreement, if any, for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this
Section 8.5 shall NOT apply.

8.6 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                           ARTICLE IX. APPLICABLE LAW

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

9.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                             ARTICLE X. TERMINATION

10.1  This Agreement may be terminated without penalty:

       A. By any party for any reason upon six months' advance written notice delivered to all of the other parties, it being understood that no party may give notice under this provision until five (5) years from the effective date of this Agreement; or

       B. By Hartford by written notice to the Trust, the Adviser, the Administrator and the Distributor with respect to any Fund in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment vehicle of the Contracts issued or to be issued by Hartford; or

       C. By Hartford upon written notice to the Trust with respect to any Fund in the event that such Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision; or

       D. By Hartford upon written notice to the Trust and the Distributor with respect to any Fund in the event that such Fund fails to meet the diversification requirements specified in this Agreement; or

       E. By the Distributor, the Adviser or the Trust upon written notice to Hartford with respect to any Separate Account in the event that such Separate Account ceases to be qualified as a segregated asset account under the Connecticut Insurance Code; or

       F. By the Distributor, the Adviser or the Trust upon written notice with respect to any Separate Account in the event that effective registration as a unit investment trust under the 1940 Act for such Separate Account is not maintained; or

       G. By the Distributor, the Adviser or the Trust in the event that the Contracts cease to be treated as annuity contracts under the applicable provisions of the Code; or

       H. By the Distributor, the Adviser or the Trust in the event that effective registration or exemption from registration under the 1933 Act of the Contracts is not maintained; or

       I. By the Adviser or the Trust in the event that Hartford redeems shares purchased in accordance with Article II of this Agreement within one year of the purchase of such shares.

10.2  Effect of Termination.

       A. Notwithstanding any termination of this Agreement, the Trust shall at the option of Hartford, continue to make available additional shares of the Funds pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Fund shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to direct allocation and reallocation of investments in the Funds, redeem investments in the Funds and invest in the Funds through additional purchase payments.

       B. Hartford agrees not to redeem Fund shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC pursuant to Section 26(h) of the 1940 Act. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause
           (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VIII Indemnification shall survive any termination of this Agreement.

                              ARTICLE XI. NOTICES

11.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:                         With a copy to:
The Huntington VA Funds                  Martin Lybecker, Esq.
c/o The Huntington National Bank         Ropes & Gray
41 South High Street                     Suite 800 East
Columbus, Ohio 43287                     1301 K Street, NW
Attn: Huntington VA Funds Product        Washington, DC 20005-3333
Manager

If to the Distributor:

SEI Investments Distribution Co.
One Freedom Valley Road
Oaks, Pennsylvania 19456
Attn: Legal Department

If to the Adviser or Administrator:     With a copy to:

The Huntington National Bank            Melanie Mayo West, Esq.
41 South High Street                    Dykema Gossett PLLC
Columbus, Ohio 43287                    Suite 300
Attn: Huntington VA Funds Product       1577 North Woodward Avenue
Manager                                 Bloomfield Hills, Michigan 48304-2820

If to Hartford:                         With a copy to:

Hartford Life Insurance Co.             Hartford Life Insurance Co.
200 Hopmeadow Street                    200 Hopmeadow Street
Simsbury, Connecticut 06070             Simsbury, Connecticut 06070
Attn: Thomas M. Marra                   Attn: Lynda Godkin, General Counsel

                           ARTICLE XII. MISCELLANEOUS

12.1 Subject to the requirements of legal process and regulatory authority, each party will treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other parties and, except as permitted by this Agreement, shall not disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain without the express written consent of the affected party.

12.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

                                HARTFORD LIFE INSURANCE COMPANY,
                                ON ITS BEHALF AND ON BEHALF OF EACH SEPARATE
                                ACCOUNT NAMED IN SCHEDULE A, AS MAY BE
                                AMENDED FROM TIME TO TIME

                                By:     /s/ Peter Cummins
                                        ----------------------------------------
                                        Peter Cummins
                                Its:    Senior Vice President

                                HUNTINGTON VA FUNDS, ON ITS BEHALF AND
                                ON BEHALF OF EACH FUND NAMED IN SCHEDULE B, AS MAY BE AMENDED FROM TIME TO TIME

                                By:     /s/ Mark Nagle
                                        ----------------------------------------
                                        Mark Nagle
                                Its:    President

                                SEI INVESTMENTS DISTRIBUTION CO.

                                By:     /s/ Todd Cipperman
                                        ----------------------------------------
                                        Todd Cipperman
                                Its:    Vice President

                                THE HUNTINGTON NATIONAL BANK

                                By:     /s/ Richard Stenberg
                                        ----------------------------------------
                                        Richard Stenberg
                                Its:    Senior Vice President

                                   SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

NAME OF SEPARATE ACCOUNT AND DATE ESTABLISHED       CONTRACT FORM NUMBERS
Hartford Life Insurance Company Separate Account    HL-VA99
Two

HARTFORD LIFE INSURANCE COMPANY,      SEI INVESTMENTS DISTRIBUTION CO.
ON ITS BEHALF AND ON BEHALF
OF EACH SEPARATE ACCOUNT NAMED IN
SCHEDULE A, AS MAY BE AMENDED FROM
TIME TO TIME

By:      /s/ Peter Cummins              By:      /s/ Todd Cipperman
         -----------------------------           -------------------------------
         Peter Cummins                  Name     Todd Cipperman
Its:     Senior Vice President          Its:     Vice President

HUNTINGTON VA FUNDS, ON ITS           THE HUNTINGTON NATIONAL BANK
BEHALF AND ON BEHALF OF EACH FUND
NAMED IN SCHEDULE B, AS MAY BE
AMENDED FROM TIME TO TIME

By:      /s/ Mark Nagle                 By:      /s/ Richard Stenberg
         -----------------------------           -------------------------------
         Mark Nagle                              Richard Stenberg
Its:     President                      Its:     Senior Vice President

                                   SCHEDULE B

PARTICIPATING FUNDS                             CUSIP NUMBER
--------------------------------------------------------------------
Huntington VA Income Equity Fund        446771107
Huntington VA Growth Fund               446771206

HARTFORD LIFE INSURANCE               SEI INVESTMENTS DISTRIBUTION CO.
COMPANY, ON ITS BEHALF AND ON BEHALF
OF EACH SEPARATE ACCOUNT NAMED IN
SCHEDULE A, AS MAY BE AMENDED FROM
TIME TO TIME

By:      /s/ Peter Cummins              By:      /s/ Todd Cipperman
         -----------------------------           -------------------------------
         Peter Cummins                  Name:    Todd Cipperman
Its:     Senior Vice President          Its:     Vice President

HUNTINGTON VA FUNDS, ON ITS           THE HUNTINGTON NATIONAL BANK
BEHALF AND ON BEHALF OF EACH FUND
NAMED IN SCHEDULE B, AS MAY BE
AMENDED FROM TIME TO TIME

By:      /s/ Mark Nagle                 By:      /s/ Richard Stenberg
         -----------------------------           -------------------------------
         Mark Nagle                              Richard Stenberg
Its:     President                      Its:     Senior Vice President

                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                              HUNTINGTON VA FUNDS,

                        HUNTINGTON ASSET ADVISORS, INC.,

                            EDGEWOOD SERVICES, INC.

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

                               TABLE OF CONTENTS

ARTICLE I. FUND SHARES                                                               2
ARTICLE II. GENERAL DUTIES                                                           4
ARTICLE III. REPRESENTATIONS AND WARRANTIES                                          5
ARTICLE IV. PROSPECTUSES; REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS; VOTING       7
ARTICLE V. SALES MATERIAL AND INFORMATION                                            8
ARTICLE VI. DIVERSIFICATION                                                         10
ARTICLE VII. POTENTIAL CONFLICTS                                                    10
ARTICLE VIII. INDEMNIFICATION                                                       12
ARTICLE IX. APPLICABLE LAW                                                          18
ARTICLE X. TERMINATION                                                              18
ARTICLE XI. NOTICES                                                                 20
ARTICLE XII. MISCELLANEOUS                                                          21

                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made as of the 1st day of November, 2003 by and among Hartford Life Insurance Company, a Connecticut corporation ("Hartford"), on its behalf and on behalf of each separate account set forth on Schedule A attached as it may be amended from time to time (the "Separate Accounts"); Huntington VA Funds, a Massachusetts business trust (the "Trust"), on its behalf and on behalf of each of its series set forth on Schedule B attached as it may be amended from time to time (the "Funds"); Edgewood Services, Inc., a New York corporation (the "Distributor") and Huntington Asset Advisors, Inc., a registered investment adviser (the "Adviser")

WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") and serves as principal underwriter of the shares of the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as the investment adviser to the Trust; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies listed on Schedule A attached as may be amended from time to time under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act") to be issued by it for distribution (the "Contracts"); and

WHEREAS, the Trust intends to make available shares of the Funds to the Separate Accounts of Hartford; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Separate Accounts wish to purchase shares of the Funds to serve as an investment medium for the Contracts funded by the Separate Accounts, and the Distributor is authorized to sell shares of the Funds; and

WHEREAS, the Fund shares may be made available to separate accounts of one or more insurance companies that fund variable annuity contracts or variable life insurance policies, subject to receipt of any required relief pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), granting exemptions from the provisions of various sections of the 1940 Act and Rules thereunder, to the extent necessary to permit shares of the Funds to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another (hereinafter the "Mixed and Shared Funding Exemptive Order");

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, the Distributor and the Adviser agree as follows:

                             ARTICLE I. FUND SHARES

1.1 The Trust and the Distributor agree to make shares of the Funds available for purchase on each Business Day (as defined below) by the Separate Accounts. Each Fund will execute orders placed for each Separate Account on a daily basis at the net asset value next computed after receipt and acceptance by the Trust or its designee of such order.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of orders by 8:30 a.m. (Eastern time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean each day on which the New York Stock Exchange is open for trading and on which each Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission ("SEC") as set forth in the Trust's registration statement on Form N-1A (the "Registration Statement").

1.2 The Trust agrees to make available on each Business Day shares of the Funds for purchase at the applicable net asset value per share by the Separate Accounts; provided, however, that the Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares or if the Board determines that such action is necessary in the best interests of the shareholders of any Fund.

1.3 The Trust and Distributor agree that shares of the Funds will be sold only to insurance companies, for use in conjunction with variable life insurance policies or variable annuities to separate accounts of insurance companies, and to other persons consistent with the diversification rules under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder. No shares of the Funds will be sold to the general public unless otherwise permitted by the Mixed and Shared Funding Exemptive Order and any applicable provisions of the Code.

1.4 The Trust agrees to redeem for cash, upon receipt of a request for redemption that is complete and meets all applicable legal requirements from Hartford on any Business Day, any full or fractional shares of the Funds held by the Separate Accounts at the net asset value next computed after receipt by the Trust or its designee of the request for redemption, except that the Trust reserves the right to suspend redemptions temporarily to the extent permitted under the 1940 Act.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 8:00 a.m. (Eastern time) on the next following Business Day. Hartford agrees to submit such orders electronically through secured trading systems as described on Schedule C to this Agreement or, if it is unable to submit orders electronically, Hartford shall submit such orders through manual transmissions using the procedures described in Schedule C to this Agreement.

1.5 Hartford agrees that purchases and redemptions of Fund shares shall be made in accordance with the provisions of the then current prospectuses of the Funds.

       A. Hartford will place separate orders to purchase or redeem shares of each Fund. Each order shall describe the net amount of shares and dollar amount of each Fund to be purchased or redeemed.

       B. Unless otherwise specified in Schedule C, Hartford shall pay for shares of the Funds on the next Business Day after Hartford's receipt of an order to purchase shares of a Fund, and payment shall be in federal funds transmitted by wire.

       C. In the event of net redemptions, a Fund shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after Hartford's receipt of an order to redeem shares.

1.6 Issuance and transfer of a Fund's shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Fund identified in Schedule B attached as may be amended from time to time.

1.7 The Trust or its designee shall notify Hartford in advance of any dividends or capital gain distributions payable on a Fund's shares, but by no later than same day notice by 6:00 p.m. Eastern time (by wire or telephone, followed by written confirmation). Hartford elects to receive all such dividends and capital gain distributions in additional shares of the paying Fund. The Trust or its agent shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 Unless otherwise specified in Schedule C, the Trust or its agent shall advise Hartford on each Business Day of the net asset value per share for each Fund as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time.

       A. If the Trust or its agent provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share.

       B. The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust and/or its agents shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay qualified plans ("Plans") or Contract owners, and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. Hartford shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Trust or its agents result in a gain to Hartford. Hartford shall immediately reimburse the Trust or its agents for any amount lost by the Trust or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain to the Plans or Contract owners. Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust or its agents, to recover the money and repay the Trust or its agents; but Hartford shall not be obligated to take legal action against the Plans or Contract owners.

With respect to the material errors or omissions relating to net asset value pricing, this section shall control over other indemnification provisions in this Agreement.

                           ARTICLE II. GENERAL DUTIES

2.1 Hartford shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Contracts issued by Hartford, including registering each Separate Account as an investment company to the extent required under the 1940 Act, and registering the Contracts or interests in the Separate Accounts under the Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Contracts from state insurance commissioners.

2.2 Hartford shall make every effort to maintain the treatment of the Contracts issued by Hartford as annuity contracts or life insurance policies, whichever is appropriate, under the applicable provisions of the Code, and shall notify the Trust and the Distributor immediately upon having a reasonable basis for believing that such Contracts have ceased to be so treated or that they might not be so treated in the future. In that regard, Hartford shall make every effort to remedy any Contract's failure to be treated as annuity contracts or life insurance policies, as appropriate, under applicable provisions of the Code, including Section 72 and regulations thereunder within the required time frames.

2.3 Hartford or its agents shall offer and sell the Contracts in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state insurance law respecting the offering of variable life insurance policies and variable annuity contracts.

2.4 The Distributor shall sell and distribute the shares of the Funds in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state law.

2.5 During such time as the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, a majority of the Trust's Board shall consist of persons who are not "interested persons" of the Trust ("Independent Trustees"), as defined by Section 2(a)(19) of the 1940 Act and the rules thereunder, and as modified by any applicable orders of the SEC, except that if this provision of this Article 2.5 is not met by reason of the death, disqualification, or bona fide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended (a) for a period of 45 days if the vacancy or vacancies may be filled by the Trust's Board; (b) for a period of 60 days if a vote or shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by rule or order upon application.

2.6 As long as pass through voting is required by the SEC, and provided it is consistent with their fiduciary duties, Hartford and its agents will not in any way recommend any proposal in opposition to, or oppose or interfere with, any proposal submitted by the Trust at a meeting of owners of Contracts or shareholders of the Funds, and will in no way recommend any proposal in opposition to, or oppose or interfere with, the solicitation of proxies by the Trust of shares held by Contract owners, without the prior written consent of the Trust.

2.7 Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1  Hartford represents and warrants that:

       A. The Contracts or the interests in the Separate Accounts under such Contracts are or prior to issuance will be registered as securities under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in compliance with all applicable federal and state laws and regulations.

       C. Hartford is a life insurance company duly organized and in good standing under Connecticut law and that it is taxed as an insurance company under applicable provisions of the Code.

       D. Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the Registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, and each of the Separate Accounts is a validly existing separate account under the applicable federal and state Law.

       E. The Contracts are treated as annuity contracts under applicable provisions of the Code. Hartford will make every effort to maintain such treatment and will notify the Trust and the Adviser immediately in writing upon having a reasonable basis for believing that the Contracts have ceased to be treated as such or might not be treated as such in the future.

3.2  The Trust and the Distributor represent and warrant that:

       A. Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Fund shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

       C. Fund shares shall be offered in compliance with all applicable federal and state securities laws and regulations.

       D. The Trust is or will be registered under the 1940 Act and the regulations thereunder to the extent required.

       E. The Trust shall amend the Registration Statement for Fund shares under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of its shares.

3.3 The Trust and the Adviser represent and warrant that each Fund will qualify as a Regulated Investment Company under Subchapter M of the Code. The Trust and Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust has ceased to qualify or that the Trust might not qualify in the future. In the event the Trust ceases to so qualify, it will immediately take all steps necessary (a) to notify Hartford of such event and (b) where available, achieve compliance within any grace period afforded under the Code.

3.4  The Trust represents and warrants that:

       A. The Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

       B. The Trust does and will comply in all material respects with the 1940 Act.

       C. If the Trust determines that it is necessary, the Trust will obtain prior to sale or issuance of the Contracts, an order from the SEC, granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

3.5  The Distributor represents and warrants that:

       A. It is and shall remain duly registered under all applicable federal and state laws and regulations necessary for the performance of its obligations to the Trust and Hartford and that it will perform its obligations to the Trust and Hartford in compliance with the laws and regulations and any applicable state and federal laws and regulations.

               ARTICLE IV. PROSPECTUSES; REPORTS TO SHAREHOLDERS
                          AND PROXY STATEMENTS; VOTING

4.1 The Trust, at its expense, will print and provide Hartford with as many copies of each Fund's current prospectus and statement of additional information as Hartford may reasonably request to deliver to existing Contract owners. At Hartford's request, the Trust will provide, in lieu of the printed prospectuses, camera-ready film or computer diskettes containing a Fund's prospectus and statement of additional information or electronic files of the same for printing by Hartford at the Trust's expense. If Hartford chooses to receive camera-ready film, computer diskettes or electronic files in lieu of receiving printed copies of a Fund's prospectus and statement of additional information, the Trust shall bear the cost of providing the information in that format. Hartford will deliver, at the Trust's expense, such prospectuses, and statements of additional information to existing Contract owners as required under applicable law.

       A. Hartford may elect to print a Fund's prospectus and/or its statement of additional information in combination with the prospectuses and statements of additional information of other registered investment companies. In such event, the Trust shall bear its pro rata share of printing expenses based on the number of combined printed pages.

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4.2  Hartford, at its expense, will print the Contract prospectus for use with prospective owners of Contracts.

4.3 The Trust, at its expense, will provide Hartford with printed or electronic copies of its reports to shareholders, and other communications to shareholders in such quantity as Hartford shall reasonably require for distributing, at the Trust's expense, to Contract owners.

4.4 The Trust will provide Hartford with copies of its proxy solicitations. Hartford, at its own expense, will, to the extent required by law, (a) distribute proxy materials to eligible Contract owners, (b) solicit voting instructions from eligible Contract owners, (c) vote the Fund shares in accordance with instructions received from Contract owners; and (d) if required by law, vote Fund shares for which no instructions have been received in the same proportion as shares of the Fund for which instructions have been received.

       A. To the extent permitted by applicable laws and subject to Article 2.6, Hartford reserves the right to vote Fund shares held in any Separate Account in its own right.

4.5 The Trust will comply with all provisions and interpretations of the 1940 Act and the rules thereunder requiring voting by shareholders.

4.6 If and during the time as the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, the Trust shall disclose in its prospectus that (1) the Funds are intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies, (2) material irreconcilable conflicts possibly may arise, and (3) the Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The Trust hereby notifies Hartford that prospectus disclosure may be appropriate regarding potential risks of offering shares of the Funds to separate accounts funding both variable annuity contracts and variable life insurance policies and to separate accounts funding Contracts of unaffiliated life insurance companies.

                   ARTICLE V. SALES MATERIAL AND INFORMATION

5.1 Hartford shall furnish, or shall cause to be furnished, to the Trust and the Adviser at least ten (10) Business Days prior it is use, each piece of sales literature or other promotional material prepared by Hartford in which the Trust (or any Fund in the Trust), the Adviser or the Distributor is described. No sales literature or other promotional material will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days after receipt by the Trust or the Adviser.

5.2 Hartford and its affiliates and agents will not, without the permission of the Trust, give any information or make any representations or statements on behalf of the Trust or Adviser or concerning the Funds, the Trust or the Adviser, in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the Trust's Registration Statement or any Fund prospectus, (b) reports to shareholders, (c) proxy statements for the Funds, or, (d) sales literature or other promotional material approved by the Trust.

5.3 The Trust or Adviser shall furnish, or shall cause to be furnished, to Hartford or its designee at least ten (10) Business Days prior to its use, each piece of sales literature of other promotional material prepared by the Trust or the Adviser in which Hartford, the Contracts or Separate Accounts, are described. No sales literature or other promotional material will be used if Hartford reasonably objects to its use within ten (10) Business Days after receipt by Hartford.

5.4 Neither the Trust, the Adviser nor the Distributor will, without the permission of Hartford, give any information or make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in: (a) the registration statement or prospectus for the Contracts, (b) reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

5.5 The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature or other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Trust or its shares, promptly after the filing of such document with the SEC or other regulatory authority.

5.6 With respect to the Contracts listed on Schedule A attached as may be amended from time to time. Hartford will provide to the Trust upon request all registration statements, prospectuses, statements of additional information and amendments and supplements thereto which are filed with the SEC on or after the date of this Agreement, all reports, solicitations for voting instructions, sales literature or other promotional materials, applications for exemptions, and requests for no action letters, and all amendments thereto.

5.7 For purposes of this Agreement, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, computerized media, Web site or other public media), sales literature or other promotional material (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, information provided on a Web site, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature or other promotional material, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees (but not including materials exclusively used internally by licensed representatives).

                          ARTICLE VI. DIVERSIFICATION

6.1 The Trust and the Adviser represent and warrant that, at all times, they will comply with Section 817(h) of the Code, the regulations promulgated thereunder, and any Internal Revenue Service guidance, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such statutory, regulatory or administrative authority. In the event a Fund ceases to so qualify, the Trust and the Adviser will immediately take all steps necessary (a) to notify Hartford of such event and (b) to adequately diversify the Fund so as to achieve compliance within the period afforded by Treasury Regulation 817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

If and during the time that the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, the parties shall comply with the conditions in this Article VII.

7.1 The Board will monitor the Trust for the existence of any material irreconcilable conflict (1) between the interests of owners of variable annuity contracts and variable life insurance policies, and (2) between the interests of owners of Contracts issued by different participating life insurance companies that invest in the Trust.

       A. The Board shall promptly inform Hartford if it determines that a material irreconcilable conflict exists and the implications thereof. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding;
           (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; or (f) disregard of a Contract owner's voting instructions.

7.2 Hartford will report any potential or existing material irreconcilable conflict of which it is aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded. Hartford will be responsible for assisting the Board in carrying out its responsibilities under any Mixed and Shared Funding Exemptive Order, or, if the Trust is engaged in mixed funding or shared funding in reliance on Rule 6e-2, 6e-3(T), or any other regulation under the 1940 Act. Hartford will be responsible for assisting the Board in carrying out its responsibilities under such regulation, by providing the Board with access to all information reasonably necessary for the Board to consider any issues raised. Hartford shall carry out its responsibility under this Article
7.2 with a view only to the interests of the Contract owners.

7.3 If it is determined by a majority of the Trust's Board, or a majority of its Independent Trustees, that a material irreconcilable conflict exists due to issues relating to the Contracts. Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the material irreconcilable conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Funds. No charge or penalty will be imposed as a result of such withdrawal.

7.4 Hartford and the Adviser, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

                         ARTICLE VIII. INDEMNIFICATION

8.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Trust and each of its directors, trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, the "Indemnified Party" for purposes of this Article 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the offer, sale or acquisition of Fund shares or the Contracts or to the operation of the Separate Accounts and:

         1. Arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement, prospectus or other disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by Hartford on behalf of the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents"), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Fund Documents as defined in Article 8.2(A)(1) not supplied by Hartford or persons under its control) or wrongful conduct of Hartford or persons under its control, with respect to the offer, sale, acquisition or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Fund Documents as defined in Article 8.2(A)(1) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and accurately derived from information furnished by or on behalf of Hartford; or

         4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford, as limited by and in accordance with the provisions of Articles 8.1(B) and 8.5 hereof.

       B. Hartford shall not be liable under this indemnification provision with respect to any Losses to which an indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, of gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Adviser, the Trust or the Distributor, whichever is applicable.

8.2  Indemnification by the Distributor

       A. The Distributor agrees to indemnify and hold harmless the Trust, the Adviser and Hartford and each of their respective trustees, directors, officers, employees and agents and each person, if any, who controls the Trust, the Adviser or Hartford, respectively, within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Fund Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust or the designee of either by or on behalf of the Indemnified Party for use in Fund Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control, with respect to the offer, sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Hartford by or on behalf of the Distributor; or

         4. Arise out of or result from any failure by the Distributor to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor as limited by and in accordance with the provisions of Articles 8.2(B) and 8.5 hereof.

       B. The Distributor shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

8.3  Indemnification by the Trust

       A. The Trust agrees to indemnify and hold harmless Hartford and each of its trustees, directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Trust, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Fund Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust or designee of either by or on behalf of Hartford for use in Fund Documents or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Distributor or persons under its control) or wrongful conduct of the Trust, or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Trust; or

         4. Arise out of or result from any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Articles 8.3(B) and 8.5 hereof.

       B. The Trust shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Accounts, whichever is applicable.

8.4  Indemnification by the Adviser

       A. The Adviser agrees to indemnify and hold harmless Hartford, the Trust or the Distributor and each of their trustees, directors, officers, employees and agents and each person, if any, who controls Hartford, the Trust and the Distributor, respectively, within the meaning of
           Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Adviser, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and;

         1. Arise out of or are based upon any untrue statement or alleged untrue statement or any material fact provided by the Adviser and contained in a Fund Document or arise out of or are based upon the omission or the alleged omission to state therein a material fact about the Adviser required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or Trust or the designee of either by or on behalf of Hartford for use in Fund Documents or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Adviser or persons under its control) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Adviser; or

         4. Arise out of or result from any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, as limited by and in accordance with the provisions of Articles 8.4(B) and 8.5 hereof.

       B. The Adviser shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Accounts, whichever is applicable.

8.5  Notice of Indemnification; Retention of Counsel

       A. Any party seeking indemnification (each a "Potential Indemnitee") shall promptly notify any party from whom it intends to seek indemnification (each a "Potential

          Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. A Potential Indemnitor shall not be liable under this indemnification provision with respect to any claim made against a Potential Indemnitee unless such Potential Indemnitee shall have notified the Potential Indemnitor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Potential Indemnitee (or after such Potential Indemnitee shall have received notice of such service on any designated agent), but failure to notify the Potential Indemnitor of any such claim shall not relieve the Potential Indemnitor from any liability which it may have to the Potential Indemnitee against whom such action is brought otherwise than on account of this indemnification provision.

       B. In case any such action is brought against a Potential Indemnitee, the Potential Indemnitor shall be entitled to participate, at its own expense, in the defense of such action. The Potential Indemnitor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Potential Indemnitor to such party of the Potential Indemnitor's election to assume the defense thereof, the Potential Indemnitee shall bear the fees and expenses of any additional counsel retained by it, and the Potential Indemnitor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.6 With respect to any claim for indemnification made under this Agreement, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

8.7 If a party is defending a claim and indemnifying one or more parties to this Agreement, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party or parties to this Agreement being indemnified of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and any of the other parties fails to consent within five (5) Business Days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then each such other party withholding consent, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party and other remaining parties subject to this Agreement, if any, for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this
Article 8.7 shall NOT apply.

8.8 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                           ARTICLE IX. APPLICABLE LAW

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

9.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                             ARTICLE X. TERMINATION

10.1  This Agreement may be terminated without penalty:

       A. By any party for any reason upon six months' advance written notice delivered to all of the other parties, it being understood that no party may give notice under this provision until one (1) year from the effective date of this Agreement; or

       B. By Hartford by written notice to the Trust, the Adviser and the Distributor with respect to any Fund in the event any of the Fund's shares are not registered. Issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment vehicle of the Contracts issued or to be issued by Hartford; or

       C. By Hartford upon written notice to the Trust with respect to any Fund in the event that such Fund ceases to quality as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision; or

    D. By Hartford upon written notice to the Trust and the Distributor with respect to any Fund in the event that such Fund fails to meet the diversification requirements specified in this Agreement; or

    E. By Hartford upon institution of formal proceedings against the Trust, the Adviser or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or

    F. By the Distributor, the Adviser or the Trust upon written notice to Hartford with respect to any Separate Account in the event that such Separate Account ceases to be qualified as a segregated asset account under the Connecticut Insurance Code; or

    G. By the Distributor, the Adviser or the Trust upon written notice with respect to any Separate Account in the event that effective registration as a unit investment trust under the 1940 Act for such Separate Account is not maintained; or

    H. By the Distributor, the Adviser or the Trust in the event that the Contracts cease to be treated as annuity contracts under the applicable provisions of the Code; or

    I. By the Distributor, the Adviser or the Trust in the event that effective registration or exemption from registration under the 1933 Act of the Contracts is not maintained; or

    J. By the Distributor or the Trust upon institution of formal proceedings against Hartford or its agent by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding Hartford's duties under this Agreement or related to the sale of the Contracts issued by Hartford, the operation of the Separate Accounts, or the purchase of shares of the Funds; or

    K. By any party to the Agreement upon a determination by a majority of the Board, or a majority of its Independent Trustees, that a material irreconcilable conflict, as described in Article VII hereof, exists; or

    L. By any party to the Agreement upon requisite vote of the Contract owners having an interest in the Separate Accounts (or any subaccounts thereof) to substitute the shares of another investment company for the corresponding shares of a Fund in accordance with the terms of the Contracts for which those shares had been selected or serve as the underlying investment media; or

    M. By either the Adviser or the Distributor in the event of a termination of either of their contracts with the Trust, but each shall use their best efforts to substitute themselves under this Agreement with any successor investment adviser or distributor to the Trust.

10.2 Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Articles 10.1(E) and (J) hereof. Hartford shall give 60 days prior written notice to the Trust of the date of any proposed vote of Contract owners to replace the Fund's shares as described in Article 10.1(M) hereof.

10.3  Effect of Termination

       A. Notwithstanding any termination of this Agreement, the Trust and the Distributor shall at the option of Hartford, continue to make available additional shares of the Funds, for the limited purposes set forth in this Section 10.3(A), pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Fund shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to reinvest dividends in the Funds, direct allocation and reallocation of investments in the Funds, redeem investments in the Funds and invest in the Funds through additional purchase payments.

       B. Hartford agrees not to redeem Fund shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC pursuant to Section 26(h) of the 1940 Act. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause
           (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VIII Indemnification, Article IX and Article 12.1 shall survive any termination of this Agreement.

10.4 Notwithstanding the termination of this Agreement, Huntington will continue to pay service fees in accordance with Article 1.9 so long as net assets of Hartford or a Separate Account remain in a Fund and Hartford continues to provide services, provided such continued payment is in accordance with applicable law and regulation.

                              ARTICLE XI. NOTICES

11.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

IF TO THE TRUST:                     With a copy to:

The Huntington-VA Funds              Alyssa Albertelli, Esq.
c/o The Huntington National Bank     Ropes & Gray
41 South High Street                 Suite 800 East
Columbus, Ohio 43287                 1301 K Street, NW
Attn: President                      Washington, DC 20005-3333

IF TO THE DISTRIBUTOR:

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7002
Attn: Secretary

IF TO THE ADVISER:                   With a copy to:

Huntington Asset Advisors, Inc.      Alyssa Albertelli, Esq.
41 South High Street                 Ropes & Gray
Columbus, Ohio 43287                 Suite 800 East
Attn: Chief Investment Officer       1301 K Street, NW
                                     Washington, DC 20005-3333

IF TO HARTFORD:                      With a copy to:

Hartford Life Insurance Co.          Hartford Life Insurance Co.
200 Hopmeadow Street                 200 Hopmeadow Street
Simsbury, Connecticut 06070          Simsbury, Connecticut 06070
Attn: Thomas M. Marra                Attn: Christine Repasy, General Counsel

                           ARTICLE XII. MISCELLANEOUS

12.1 Subject to the requirements of legal process and regulatory authority, each party will treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other parties and, except as permitted by this Agreement or as required by any governmental agency, regulator or other authority, shall not without the express written consent of the affected party disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain. Each party further agrees to use and disclose Personal Information, as defined herein, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsource services to a third-party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

12.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,        EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each
Separate Account named in Schedule A,
as may be amended from time to time

By:      [ILLEGIBLE]                    By:      /s/ Charles L. Davis, Jr.
         -----------------------------           -----------------------------
Name:                                   Name:    Charles L. Davis, Jr.
Its:                                    Its:     Vice President

HUNTINGTON VA FUNDS, on its behalf and HUNTINGTON ASSET ADVISORS, INC. on behalf of each Fund named in this Schedule B, as may be amended from time to time

By:      /s/ George M. Polatas          By:      [ILLEGIBLE]
         -----------------------------           -----------------------------
Name:    George M. Polatas              Name:    [ILLEGIBLE]
Its:     Vice President                 Its:     President

                                  SCHEDULE A,
                          DATED AS OF NOVEMBER 1, 2003

                        SEPARATE ACCOUNTS AND CONTRACTS

NAME OF SEPARATE ACCOUNT  CONTRACT FUNDED BY SEPARATE ACCOUNT
------------------------------------------------------------------------------------
HLIC Separate Account     - The Huntington Director Variable Annuity (all series)
Two
                          - Huntington Director Outlook Variable Annuity (all
                          series)
HLIC Separate Account     - Huntington Hartford Leaders Outlook Variable Annuity
Seven                     (all series)

IN WITNESS WHEREOF, each of the parties has caused this Schedule A to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,        EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each
Separate Account named in Schedule A,
as may be amended from time to time

By:      [ILLEGIBLE]                    By:      /s/ Charles L. Davis, Jr.
         -----------------------------           -----------------------------
Name:                                   Name:    Charles L. Davis, Jr.
Its:                                    Its:     Vice President

HUNTINGTON VA FUNDS, on its behalf and HUNTINGTON ASSET ADVISORS, INC. on behalf of each Fund named in this Schedule B, as may be amended from time to time

By:      /s/ George M. Polatas          By:      [ILLEGIBLE]
         -----------------------------           -----------------------------
Name:    George M. Polatas              Name:    [ILLEGIBLE]
Its:     Vice President                 Its:     President

                                  SCHEDULE B,
                          DATED AS OF NOVEMBER 1, 2003

PARTICIPATING FUNDS                       CUSIP NUMBER
------------------------------------------------------------------------
Huntington VA Income Equity Fund          446771107
Huntington VA Growth Fund                 446771206
Huntington VA Dividend Capture Fund       446771305
Huntington VA Mid Corp America            446771503
Huntington VA New Economy Fund            446771602
Huntington VA Rotating Index Fund         446771701

IN WITNESS WHEREOF, each of the parties has caused this Schedule B to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,        EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each
Separate Account named in Schedule A,
as may be amended from time to time

By:      [ILLEGIBLE]                    By:      /s/ Charles L. Davis, Jr.
         -----------------------------           -----------------------------
Name:                                   Name:    Charles L. Davis, Jr.
Its:                                    Its:     Vice President

HUNTINGTON VA FUNDS, on its behalf and HUNTINGTON ASSET ADVISORS, INC. on behalf of each Fund named in this Schedule B, as may be amended from time to time

By:      /s/ George M. Polatas          By:      [ILLEGIBLE]
         -----------------------------           -----------------------------
Name:    George M. Polatas              Name:    [ILLEGIBLE]
Its:     Vice President                 Its:     President

                                   SCHEDULE C

Subject to the terms and conditions of this Agreement, Hartford shall be appointed to, and agrees to act, as a limited agent of Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A "Business Day" is defined in Article 1.1(B) of the Agreement. Except as particularly stated in this paragraph, Hartford shall have no authority to act on behalf of Trust or to incur any cost or liability on its behalf.

Until such time as Trust and Hartford are able to utilize the National Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system: Trust will use its best efforts to provide to Hartford or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:30 p.m. Eastern Time each Business Day. Hartford or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on the New York Stock Exchange on any Business Day ("Day 1") shall be transmitted without modification (except for netting or aggregating such orders) to Trust by 8:30 a.m. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1. Trust will not accept any order made on a conditional basis or subject to any delay or contingency.

Until such time as Trust and Hartford are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

       a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, Hartford shall complete payment to Trust or its designated agent in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

       b) For those redemption orders not transmitted via the DCC&S Fund/SERV system. Trust or its designated agent shall initiate payment in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

At such time as Trust and Hartford are able to transmit information via the NSCC's DCC&S Fund/SERV System:

       a) Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC's DCC&S Fund/SERV system to Trust no later than 5:00 a.m. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1.

       b) Trust and Hartford shall mutually agree there may be instances when orders shall be transmitted to Trust via facsimile no later than 8:30 a.m. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to Trust via facsimile no later than 8:30 a.m. Eastern Time on the next Business Day.

       c) With respect to purchase and redemption orders received by Trust on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as Trust and Hartford are able to transmit information via the DCC&S Fund/SERV system: Trust or its designated agent shall send to Hartford, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations") on each Business Day for which Hartford has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by Hartford following such net purchase or redemption. Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for Hartford to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. Trust or its designated agent will transmit to Hartford via DCC&S NETWORKING system those Networking activity files reflecting account activity. In addition, within five (5) Business Days after the end of each month. Trust or its affiliate will send Hartford a statement of account which shall confirm all transactions made during that particular month in the account.

              FIRST AMENDMENT TO THE FUND PARTICIPATION AGREEMENT
                                    Between
         HUNTINGTON VA FUNDS, HUNTINGTON ASSET ADVISORS, INC., EDGEWOOD
                                 SERVICES, INC.
                                      And
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT IS MADE AND ENTERED INTO AS OF THE 9TH DAY OF AUGUST, 2004 BETWEEN HARTFORD LIFE INSURANCE COMPANY ("HARTFORD"), HUNTINGTON VA FUNDS (THE "TRUST"), EDGEWOOD SERVICES, INC. (THE "DISTRIBUTOR"), AND HUNTINGTON ASSET ADVISORS, INC. (THE "ADVISER").

WHEREAS, Hartford, Trust, Distributor, and Adviser have been doing business pursuant to a November 2003 Fund Participation Agreement (the "Agreement); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of a certain Funds;

NOW, THEREFORE, the parties agree that Schedule B shall be amended and restated and replaced by the attached Schedule B.

IN WITNESS HEREOF, the parties hereto have executed and delivered this Amendment effective as of the date first written above.

                                  SCHEDULE B,
                   AMENDED AND RESTATED AS OF AUGUST 9, 2004

PARTICIPATING FUNDS                                            CUSIP NUMBER
--------------------------------------------------------------------------------
Huntington VA Income Equity Fund                                  446771107
Huntington VA Growth Fund                                         446771206
Huntington VA Dividend Capture Fund                               446771305
Huntington VA Mid Corp America Fund                               446771503
Huntington VA New Economy Fund                                    446771602
Huntington VA Rotating Markets Fund                               446771701
Huntington VA Macro 100 Fund                                      446771875
Huntington VA Situs Small Cap Fund                                446771883

IN WITNESS WHEREOF, each of the parties has caused this Schedule B to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,          EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each
Separate Account named in Schedule A, as
may be amended from time to time

By:    /s/ Scott Sanderson                  By:    /s/ Charles L. Davis, Jr.
       -----------------------------------         -----------------------------------
Name:  Scott Sanderson                      Name:  Charles L. Davis, Jr.
Its:   Vice President                       Its:   President

HUNTINGTON VA FUNDS, on its behalf and    HUNTINGTON ASSET ADVISORS, INC.
on behalf of each Fund named in this
Schedule B, as may be amended from time
to time

By:    /s/ George M. Polatas                By:    /s/ B. Randolph Bateman
       -----------------------------------         -----------------------------------
Name:  George M. Polatas                    Name:  B. Randolph Bateman
Its:   Vice President                       Its:   President

                                  AMENDMENT TO
                          FUND PARTICIPATION AGREEMENT

AMENDMENT, dated as of this 4th day of November, 2004 to the Fund Participation Agreement (the "Participation Agreement") among Hartford Life Insurance Company, a Connecticut Corporation ("Hartford"), on its behalf and on behalf of each separate account set forth on Schedule A to the Participation Agreement as it may be amended from time to time (the "Separate Accounts"); Huntington VA Funds, a Massachusetts business trust (the "Trust"), on its behalf and on behalf of each of its series set forth on Schedule B to the Participation Agreement as it may be amended from time to time (the "Funds"); Edgewood Services, Inc., a New York corporation (the "Distributor") and Huntington Asset Advisors, Inc., a registered investment adviser (the "Adviser").

                                   * * * * *

WHEREAS, Hartford, the Trust, the Distributor and the Adviser have entered into the Participation Agreement relating to the purchase by the Separate Accounts of shares of the Funds to serve as an investment medium for variable annuities and/or variable life insurance policies funded by the Separate Accounts;

WHEREAS, the parties wish to amend the Participation Agreement to address a matter of mutual concern;

NOW, THEREFORE, based on the mutual covenants contained herein, and for other good and valuable consideration, the sufficiency and receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1. ARTICLE 1.4 of the Participation Agreement is hereby deleted and is replaced by a new Article 1.4, which reads in its entirety as follows:

     "Upon receipt of a request for redemption in proper form from Hartford on any Business Day, the Trust agrees to redeem any full or fractional shares of the Funds held by the Separate Accounts at the net asset value next computed after receipt and acceptance by the Trust or its designee of the request for redemption, except that the Trust agrees to suspend redemptions temporarily to the extent permitted under the 1940 Act. Such redemption shall be paid consistent with applicable rules of the SEC and procedures and policies of the Trust as described in the Trust's current registration statement."

IN WITNESS WHEREOF, each of the parties has caused this to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,          EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each
Separate Account named in Schedule A, as
may be amended from time to time

By:      /s/ Bruce W. Ferris                By:      /s/ Charles L. Davis, Jr.  [ILLEGIBLE]
         ---------------------------------           -------------------------
Name:    Bruce W. Ferris                    Name:    Charles L. Davis, Jr.
Its:     Senior Vice President              Its:     President

HUNTINGTON VA FUNDS, on its behalf and    HUNTINGTON ASSET ADVISORS, INC.
on behalf of each Fund named in Schedule
B, as may be amended from time to time

By:      /s/ George M. Polatas              By:      /s/ [ILLEGIBLE]
         ---------------------------------           -------------------------
Name:    George M. Polatas                  Name:    [ILLEGIBLE]
Its:     Vice President                     Its:     [ILLEGIBLE]

              THIRD AMENDMENT TO THE FUND PARTICIPATION AGREEMENT
                                    BETWEEN
         HUNTINGTON VA FUNDS, HUNTINGTON ASSET ADVISORS, INC., EDGEWOOD
                                 SERVICES, INC.
                                      AND
                        HARTFORD LIFE INSURANCE COMPANY

THIS AMENDMENT IS MADE AND ENTERED INTO AS OF THE 13TH DAY OF JUNE, 2005 BETWEEN HARTFORD LIFE INSURANCE COMPANY ("HARTFORD"), HUNTINGTON VA FUNDS (THE "TRUST"), EDGEWOOD SERVICES, INC. (THE "DISTRIBUTOR"), AND HUNTINGTON ASSET ADVISORS, INC. (THE "ADVISER").

WHEREAS, Hartford, Trust, Distributor, and Adviser have been doing business pursuant to a November 2003 Fund Participation Agreement (the "Agreement); and

WHEREAS, the parties desire to amend the Agreement to allow for the addition of certain Funds;

NOW, THEREFORE, the parties agree that Schedule B shall be amended and restated and replaced by the attached Schedule B.

                                  SCHEDULE B,
                    AMENDED AND RESTATED AS OF JUNE 13, 2005

PARTICIPATING FUNDS                                  CUSIP NUMBER
------------------------------------------------------------------------
Huntington VA Income Equity Fund                               446771107
Huntington VA Growth Fund                                      446771206
Huntington VA Dividend Capture Fund                            446771305
Huntington VA Mid Corp America Fund                            446771503
Huntington VA New Economy Fund                                 446771602
Huntington VA Rotating Markets Fund                            446771701
Huntington VA Macro 100 Fund                                   446771875
Huntington VA Situs Small Cap Fund                             446771883
Huntington VA Mortgage Securities Fund                         446771867
Huntington VA International Equity Fund                        446771800

IN WITNESS WHEREOF, each of the parties has caused this Schedule B to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,               EDGEWOOD SERVICES, INC.
on its behalf and on behalf of each Separate
Account named in Schedule A, as may be
amended from time to time

By:    /s/ Robert Arena                          By:    /s/ Charles L. Davis, Jr.
       ----------------------------------------         -----------------------------------
Name:  Robert Arena                              Name:  Charles L. Davis, Jr.
Its:   Vice President                            Its:   President

HUNTINGTON VA FUNDS, on its behalf and on      HUNTINGTON ASSET ADVISORS, INC.
behalf of each Fund named in this Schedule B,
as may be amended from time to time

By:    /s/ George M. Polatas                     By:    /s/ B. Randolph Bateman
       ----------------------------------------         -----------------------------------
Name:  George M. Polatas                         Name:  B. Randolph Bateman
Its:   Vice President                            Its:   President

                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                             THE HUNTINGTON FUNDS,

                        HUNTINGTON ASSET ADVISORS, INC.,

                            EDGEWOOD SERVICES, INC.

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made as of the 23rd day of June, 2006 by and among Hartford Life Insurance Company, a Connecticut corporation ("Hartford"), on its behalf and on behalf of each separate account set forth on Schedule A attached as it may be amended from time to time (the "Separate Accounts"); The Huntington Funds, a Delaware statutory trust (the "Trust"), on its behalf and on behalf of each of its series set forth on Schedule B attached as it may be amended from time to time (the "Funds"); Edgewood Services, Inc., a New York corporation (the "Distributor") and Huntington Asset Advisors, Inc., a registered investment adviser (the "Adviser").

WHEREAS, the Trust engages in business as an open-end management investment company and its Funds are available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") and serves as principal underwriter of the shares of the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as the investment adviser to the Trust; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies listed on Schedule A attached as may be amended from time to time under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act") to be issued by it for distribution (the "Contracts"); and

WHEREAS, the Trust intends to make available shares of the Funds to the Separate Accounts of Hartford; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Separate Accounts wish to purchase shares of the Funds to serve as an investment medium for the Contracts funded by the Separate Accounts, and the Distributor is authorized to sell shares of the Funds; and

WHEREAS, the Fund shares may be made available to separate accounts of one or more insurance companies that fund variable annuity contracts or variable life insurance policies, subject to receipt of any required relief pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), granting exemptions from the provisions of various sections of the 1940 Act and Rules thereunder, to the extent necessary to permit shares of the Funds to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another (hereinafter the "Mixed and Shared Funding Exemptive Order");

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, the Distributor and the Adviser agree as follows:

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                             ARTICLE I. FUND SHARES

1.5 The Trust and the Distributor agree to make shares of the Funds available for purchase on each Business Day (as defined below) by the Separate Accounts. Each Fund will execute orders placed for each Separate Account on a daily basis at the net asset value next computed after receipt and acceptance by the Trust or its designee of such order.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of orders by 8:30 a.m. (Eastern time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean each day on which the New York Stock Exchange is open for trading and on which each Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission ("SEC") as set forth in the Trust's registration statement on Form N-1A (the "Registration Statement").

1.1 The Trust agrees to make available on each Business Day shares of the Funds for purchase at the applicable net asset value per share by the Separate Accounts; provided, however, that the Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares or if the Board determines that such action is necessary in the best interests of the shareholders of any Fund.

1.2 The Trust and Distributor agree that shares of the Funds will be sold only to insurance companies, for use in conjunction with variable life insurance policies or variable annuities to separate accounts of insurance companies, and to other persons consistent with the diversification rules under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder. No shares of the Funds will be sold to the general public unless otherwise permitted by the Mixed and Shared Funding Exemptive Order and any applicable provisions of the Code.

1.3 Upon receipt of a request for redemption in proper form from Hartford on any Business Day, the Trust agrees to redeem any full or fractional shares of the Funds held by the Separate Accounts at the net asset value next computed after receipt and acceptance by the Trust or its designee of the request for redemption, except that the Trust reserves the right to suspend redemptions temporarily to the extent permitted under the 1940 Act. Such redemption shall be paid consistent with applicable rules of the SEC and procedures and policies of the Trust as described in the Trust's current registration statement.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 8:00 a.m. (Eastern time) on the next following Business Day. Hartford agrees to submit such orders electronically through secured trading systems as described on Schedule C to this Agreement or, if it is unable to submit orders electronically, Hartford shall submit such orders through manual transmissions using the procedures described in Schedule C to this Agreement.

1.4 Hartford agrees that purchases and redemptions of Fund shares shall be made in accordance with the provisions of the then current prospectuses of the Funds.

       A. Hartford will place separate orders to purchase or redeem shares of each Fund. Each order shall describe the net amount of shares and dollar amount of each Fund to be purchased or redeemed.

       B. Unless otherwise specified in Schedule C, Hartford shall pay for shares of the Funds on the next Business Day after Hartford's receipt of an order to purchase shares of a Fund, and payment shall be in federal funds transmitted by wire.

       C. In the event of net redemptions, a Fund shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after Hartford's receipt of an order to redeem shares.

1.5 Issuance and transfer of a Fund's shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Fund identified in Schedule B attached as may be amended from time to time.

1.6 The Trust or its designee shall notify Hartford in advance of any dividends or capital gain distributions payable on a Fund's shares, but by no later than same day notice by 6:00 p.m. Eastern time (by wire or telephone, followed by written confirmation). Hartford elects to receive all such dividends and capital gain distributions in additional shares of the paying Fund. The Trust or its agent shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.7 Unless otherwise specified in Schedule C, the Trust or its agent shall advise Hartford on each Business Day of the net asset value per share for each Fund as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time.

       A. If the Trust or its agent provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share.

       B. The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust and/or its agents shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay qualified plans ("Plans") or Contract owners, and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. Hartford shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Trust or its agents result in a gain to Hartford, Hartford shall immediately reimburse the Trust or its agents for any amount lost by the Trust or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain to the Plans or Contract owners, Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust or its agents, to recover the money and repay the Trust or its agents; but Hartford shall not be obligated to take legal action against the Plans or Contract owners.

          With respect to the material errors or omissions relating to net asset value pricing, this section shall control over other indemnification provisions in this Agreement.

                           ARTICLE II. GENERAL DUTIES

2.1 Hartford shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Contracts issued by Hartford, including registering each Separate Account as an investment company to the extent required under the 1940 Act, and registering the Contracts or interests in the Separate Accounts under the Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Contracts from state insurance commissioners.

2.2 Hartford shall make every effort to maintain the treatment of the Contracts issued by Hartford as annuity contracts or life insurance policies, whichever is appropriate, under the applicable provisions of the Code, and shall notify the Trust and the Distributor immediately upon having a reasonable basis for believing that such Contracts have ceased to be so treated or that they might not be so treated in the future. In that regard, Hartford shall make every effort to remedy any Contract's failure to be treated as annuity contracts or life insurance policies, as appropriate, under applicable provisions of the Code, including Section 72 and regulations thereunder within the required time frames.

2.3 Hartford or its agents shall offer and sell the Contracts in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state insurance law respecting the offering of variable life insurance policies and variable annuity contracts.

2.4 The Distributor shall sell and distribute the shares of the Funds in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state law.

2.5 During such time as the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, a majority of the Trust's Board shall consist of persons who are not "interested persons" of the Trust ("Independent Trustees"), as defined by Section 2(a)(19) of the 1940 Act and the rules thereunder, and as modified by any applicable orders of the SEC, except that if this provision of this Article 2.5 is not met by reason of the death, disqualification, or bona fide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended (a) for a period of 45 days if the vacancy or vacancies may be filled by the Trust's Board; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by rule or order upon application.

2.6 As long as pass through voting is required by the SEC, and provided it is consistent with their fiduciary duties, Hartford and its agents will not in any way recommend any proposal in opposition to, or oppose or interfere with, any proposal submitted by the Trust at a meeting of owners of Contracts or shareholders of the Funds, and will in no way recommend any proposal in opposition to, or oppose or interfere with, the solicitation of proxies by the Trust of shares held by Contract owners, without the prior written consent of the Trust.

2.7 Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1  Hartford represents and warrants that:

       A. The Contracts or the interests in the Separate Accounts under such, Contracts are or prior to issuance will be registered as securities under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in compliance with all applicable federal and state laws and regulations.

       C. Hartford is a life insurance company duly organized and in good standing under Connecticut law and that it is taxed as an insurance company under applicable provisions of the Code.

       D. Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the Registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, and each of the Separate Accounts is a validly existing separate account under the applicable federal and state law.

       E. The Contracts are treated as annuity contracts under applicable provisions of the Code. Hartford will make every effort to maintain such treatment and will notify the Trust and the Adviser immediately in writing upon having a reasonable basis for believing that the Contracts have ceased to be treated as such or might not be treated as such in the future.

3.2  The Trust and the Distributor represent and warrant that:

       A. Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Fund shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

       C. Fund shares shall be offered in compliance with all applicable federal and state securities laws and regulations.

       D. The Trust is or will be registered under the 1940 Act and the regulations thereunder to the extent required.

    E. The Trust shall amend the Registration Statement for Fund shares under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of its shares.

3.3 The Trust and the Adviser represent and warrant that each Fund will qualify as a Regulated Investment Company under Subchapter M of the Code. The Trust and Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust has ceased to qualify or that the Trust might not qualify in the future. In the event the Trust ceases to so qualify, it will immediately take all steps necessary (a) to notify Hartford of such event and
(b) where available, achieve compliance within any grace period afforded under the Code.

3.4  The Trust represents and warrants that:

       A. The Trust is duly organized and validly existing under the laws of the State of Delaware.

       B. The Trust does and will comply in all material respects with the 1940 Act.

       C. If the Trust determines that it is necessary, the Trust will obtain prior to sale or issuance of the Contracts, an order from the SEC, granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

3.5  The Distributor represents and warrants that:

       A. It is and shall remain duly registered under all applicable federal and state laws and regulations necessary for the performance of its obligations to the Trust and Hartford and that it will perform its obligations to the Trust and Hartford in compliance with the laws and regulations and any applicable state and federal laws and regulations.

               ARTICLE IV. PROSPECTUSES; REPORTS TO SHAREHOLDERS
                          AND PROXY STATEMENTS; VOTING

4.1 The Trust, at its expense, will print and provide Hartford with as many copies of each Fund's current prospectus and statement of additional information as Hartford may reasonably request to deliver to existing Contract owners. At Hartford's request, the Trust will provide, in lieu of the printed prospectuses, camera-ready film or computer diskettes containing a Fund's prospectus and statement of additional information or electronic files of the same for printing by Hartford at the Trust's expense. If Hartford chooses to receive camera-ready film, computer diskettes or electronic files in lieu of receiving printed copies of a Fund's prospectus and statement of additional information, the Trust shall bear the cost of providing the information in that format. Hartford will deliver, at the Trust's expense, such prospectuses, and statements of additional information to existing Contract owners as required under applicable law.

       A. Hartford may elect to print a Fund's prospectus and/or its statement of additional information in combination with the prospectuses and statements of additional information of other registered investment companies. In such event, the Trust shall bear its pro rata share of printing expenses based on the number of combined printed pages.

4.2 Hartford, at its expense, will print the Contract prospectus for use with prospective owners of Contracts.

4.3 The Trust, at its expense, will provide Hartford with printed or electronic copies of its reports to shareholders, and other communications to shareholders in such quantity as Hartford shall reasonably require for distributing, at the Trust's expense, to Contract owners.

4.4 The Trust will provide Hartford with copies of its proxy solicitations. Hartford, at its own expense, will, to the extent required by law, (a) distribute proxy materials to eligible Contract owners, (b) solicit voting instructions from eligible Contract owners, (c) vote the Fund shares in accordance with instructions received from Contract owners; and (d) if required by law, vote Fund shares for which no instructions have been received in the same proportion as shares of the Fund for which instructions have been received.

       A. To the extent permitted by applicable laws and subject to Article 2.6, Hartford reserves the right to vote Fund shares held in any Separate Account in its own right.

4.5 The Trust will comply with all provisions and interpretations of the 1940 Act and the rules thereunder requiring voting by shareholders.

4.6 If and during the time as the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, the Trust shall disclose in its prospectus that (1) the Funds are intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies, (2) material irreconcilable conflicts possibly may arise, and (3) the Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The Trust hereby notifies Hartford that prospectus disclosure may be appropriate regarding potential risks of offering shares of the Funds to separate accounts funding both variable annuity contracts and variable life insurance policies and to separate accounts funding Contracts of unaffiliated life insurance companies.

                   ARTICLE V. SALES MATERIAL AND INFORMATION

5.1 Hartford shall furnish, or shall cause to be furnished, to the Trust and the Adviser at least ten (10) Business Days prior it is use, each piece of sales literature or other promotional material prepared by Hartford in which the Trust (or any Fund in the Trust), the Adviser or the Distributor is described. No sales literature or other promotional material will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days after receipt by the Trust or the Adviser.

5.2 Hartford and its affiliates and agents will not, without the permission of the Trust, give any information or make any representations or statements on behalf of the Trust or Adviser or concerning the Funds, the Trust or the Adviser, in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the Trust's Registration Statement or any Fund prospectus, (b) reports to shareholders, (c) proxy statements for the Funds, or, (d) sales literature or other promotional material approved by the Trust.

5.3 The Trust or Adviser shall furnish, or shall cause to be furnished, to Hartford or its designee at least ten (10) Business Days prior to its use, each piece of sales literature or other promotional material prepared by the Trust or the Adviser in which Hartford, the Contracts or

Separate Accounts, are described. No sales literature or other promotional material will be used if Hartford reasonably objects to its use within ten (10) Business Days after receipt by Hartford.

5.4 Neither the Trust, the Adviser nor the Distributor will, without the permission of Hartford, give any information or make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in: (a) the registration statement or prospectus for the Contracts, (b) reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

5.5 The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature or other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Trust or its shares, promptly after the filing of such document with the SEC or other regulatory authority.

5.6 With respect to the Contracts listed on Schedule A attached as may be amended from time to time, Hartford will provide to the Trust upon request all registration statements, prospectuses, statements of additional information and amendments and supplements thereto which are filed with the SEC on or after the date of this Agreement, all reports, solicitations for voting instructions, sales literature or other promotional materials, applications for exemptions, and requests for no action letters, and all amendments thereto.

5.7 For purposes of this Agreement, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, computerized media, Web site or other public media), sales literature or other promotional material (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, information provided on a Web site, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature or other promotional material, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees (but not including materials exclusively used internally by licensed representatives).

                          ARTICLE VI. DIVERSIFICATION

6.1 The Trust and the Adviser represent and warrant that, at all times, they will comply with Section 817(h) of the Code, the regulations promulgated thereunder, and any Internal Revenue Service guidance, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such statutory, regulatory or administrative authority. In the event a Fund ceases to so qualify, the Trust and the Adviser will immediately take all steps necessary (a) to notify Hartford of such event and (b) to adequately diversify the Fund so as to achieve compliance within the period afforded by Treasury Regulation 817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

If and during the time that the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, the parties shall comply with the conditions in this Article VII.

7.1 The Board will monitor the Trust for the existence of any material irreconcilable conflict (1) between the interests of owners of variable annuity contracts and variable life insurance policies, and (2) between the interests of owners of Contracts issued by different participating life insurance companies that invest in the Trust.

       A. The Board shall promptly inform Hartford if it determines that a material irreconcilable conflict exists and the implications thereof. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding;
           (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; or (f) disregard of a Contract owner's voting instructions.

7.2 Hartford will report any potential or existing material irreconcilable conflict of which it is aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded. Hartford will be responsible for assisting the Board in carrying out its responsibilities under any Mixed and Shared Funding Exemptive Order, or, if the Trust is engaged in mixed funding or shared funding in reliance on Rule 6e-2, 6e-3(T), or any other regulation under the 1940 Act, Hartford will be responsible for assisting the Board in carrying out its responsibilities under such regulation, by providing the Board with access to all information reasonably necessary for the Board to consider any issues raised. Hartford shall carry out its responsibility under this Article 7.2 with a view only to the interests of the Contract owners.

7.3 If it is determined by a majority of the Trust's Board, or a majority of its Independent Trustees, that a material irreconcilable conflict exists due to issues relating to the Contracts, Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the material irreconcilable conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Funds. No charge or penalty will be imposed as a result of such withdrawal.

7.4 Hartford and the Adviser, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

                         ARTICLE VIII. INDEMNIFICATION

8.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Trust and each of its directors, trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, the "Indemnified Party" for purposes of this Article 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the offer, sale or acquisition of Fund shares or the Contracts or to the operation of the Separate Accounts and:

         1. Arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement, prospectus or other disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by Hartford on behalf of the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents"), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Fund Documents as defined in Article 8.2(A)(1) not supplied by Hartford or persons under its control) or wrongful conduct of Hartford or persons under its control, with respect to the offer, sale, acquisition or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Fund Documents as defined in Article 8.2(A)(1) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and accurately derived from information furnished by or on behalf of Hartford; or

         4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford, as limited by and in accordance with the provisions of Articles 8.1(B) and 8.5 hereof.

       B. Hartford shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Adviser, the Trust or the Distributor, whichever is applicable.

8.2  Indemnification by the Distributor

       A. The Distributor agrees to indemnify and hold harmless the Trust, the Adviser and Hartford and each of their respective trustees, directors, officers, employees and agents and each person, if any, who controls the Trust, the Adviser or Hartford, respectively, within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Fund Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust or the designee of either by or on behalf of the Indemnified Party for use in Fund Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control, with respect to the offer, sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Hartford by or on behalf of the Distributor; or

         4. Arise out of or result from any failure by the Distributor to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor as limited by and in accordance with the provisions of Articles 8.2(B) and 8.5 hereof.

    B. The Distributor shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

8.3  Indemnification by the Trust

       A. The Trust agrees to indemnify and hold harmless Hartford and each of its trustees, directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Trust, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Fund Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust or designee of either by or on behalf of Hartford for use in Fund Documents or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Distributor or persons under its control) or wrongful conduct of the Trust, or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Trust; or

         4. Arise out of or result from any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Articles 8.3(B) and 8.5 hereof.

       B. The Trust shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Accounts, whichever is applicable.

8.4  Indemnification by the Adviser

       A. The Adviser agrees to indemnify and hold harmless Hartford, the Trust or the Distributor and each of their trustees, directors, officers, employees and agents and each person, if any, who controls Hartford, the Trust and the Distributor, respectively, within the meaning of
           Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Adviser, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and;

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact provided by the Adviser and contained in a Fund Document or arise out of or are based upon the omission or the alleged omission to state therein a material fact about the Adviser required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or Trust or the designee of either by or on behalf of Hartford for use in Fund Documents or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Adviser or persons under its control) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Adviser; or

         4. Arise out of or result from any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, as limited by and in accordance with the provisions of Articles 8.4(B) and 8.5 hereof.

       B. The Adviser shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Accounts, whichever is applicable.

8.5  Notice of Indemnification; Retention of Counsel

       A. Any party seeking indemnification (each a "Potential Indemnitee") shall promptly notify any party from whom it intends to seek indemnification (each a "Potential Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. A Potential Indemnitor shall not be liable under this indemnification provision with respect to any claim made against a Potential Indemnitee unless such Potential Indemnitee shall have notified the Potential Indemnitor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Potential Indemnitee (or after such Potential Indemnitee shall have received notice of such service on any designated agent), but failure to notify the Potential Indemnitor of any such claim shall not relieve the Potential Indemnitor from any liability which it may have to the Potential Indemnitee against whom such action is brought otherwise than on account of this indemnification provision.

       B. In case any such action is brought against a Potential Indemnitee, the Potential Indemnitor shall be entitled to participate, at its own expense, in the defense of such action. The Potential Indemnitor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Potential Indemnitor to such party of the Potential Indemnitor's election to assume the defense thereof, the Potential Indemnitee shall bear the fees and expenses of any additional counsel retained by it, and the Potential Indemnitor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.6 With respect to any claim for indemnification made under this Agreement, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

8.7 If a party is defending a claim and indemnifying one or more parties to this Agreement, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party or parties to this Agreement being indemnified of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and any of the other parties fails to consent within five (5) Business Days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then each such other party withholding consent, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party and other remaining parties subject to this Agreement, if any, for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this
Article 8.7 shall NOT apply.

8.8 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                           ARTICLE IX. APPLICABLE LAW

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

9.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                             ARTICLE X. TERMINATION

10.1  This Agreement may be terminated without penalty:

       A. By any party for any reason upon six months' advance written notice delivered to all of the other parties, it being understood that no party may give notice under this provision until one (1) year from the effective date of this Agreement; or

       B. By Hartford by written notice to the Trust, the Adviser and the Distributor with respect to any Fund in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment vehicle of the Contracts issued or to be issued by Hartford; or

       C. By Hartford upon written notice to the Trust with respect to any Fund in the event that such Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision; or

       D. By Hartford upon written notice to the Trust and the Distributor with respect to any Fund in the event that such Fund fails to meet the diversification requirements specified in this Agreement; or

    E. By Hartford upon institution of formal proceedings against the Trust, the Adviser or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or

    F. By the Distributor, the Adviser or the Trust upon written notice to Hartford with respect to any Separate Account in the event that such Separate Account ceases to be qualified as a segregated asset account under the Connecticut Insurance Code; or

    G. By the Distributor, the Adviser or the Trust upon written notice with respect to any Separate Account in the event that effective registration as a unit investment trust under the 1940 Act for such Separate Account is not maintained; or

    H. By the Distributor, the Adviser or the Trust in the event that the Contracts cease to be treated as annuity contracts under the applicable provisions of the Code; or

    I. By the Distributor, the Adviser or the Trust in the event that effective registration or exemption from registration under the 1933 Act of the Contracts is not maintained; or

    J. By the Distributor or the Trust upon institution of formal proceedings against Hartford or its agent by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding Hartford's duties under this Agreement or related to the sale of the Contracts issued by Hartford, the operation of the Separate Accounts, or the purchase of shares of the Funds; or

    K. By any party to the Agreement upon a determination by a majority of the Board, or a majority of its Independent Trustees, that a material irreconcilable conflict, as described in Article VII hereof, exists; or

    L. By any party to the Agreement upon requisite vote of the Contract owners having an interest in the Separate Accounts (or any subaccounts thereof) to substitute the shares of another investment company for the corresponding shares of a Fund in accordance with the terms of the Contracts for which those shares had been selected or serve as the underlying investment media; or

    M. By either the Adviser or the Distributor in the event of a termination of either of their contracts with the Trust, but each shall use their best efforts to substitute themselves under this Agreement with any successor investment adviser or distributor to the Trust.

10.2 Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Articles 10.1(E) and (J) hereof. Hartford shall give 60 days prior written notice to the Trust of the date of any proposed vote of Contract owners to replace the Fund's shares as described in Article 10.1(M) hereof.

10.3  Effect of Termination

       A. Notwithstanding any termination of this Agreement, the Trust and the Distributor shall at the option of Hartford, continue to make available additional shares of the Funds, for the limited purposes set forth in this Section 10.3(A), pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Fund shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to reinvest dividends in the Funds, direct allocation and reallocation of investments in the Funds, redeem investments in the Funds and invest in the Funds through additional purchase payments.

       B. Hartford agrees not to redeem Fund shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC pursuant to Section 26(h) of the 1940 Act. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause
           (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VIII Indemnification, Article IX and Article 12.1 shall survive any termination of this Agreement.

10.4 Notwithstanding the termination of this Agreement, Huntington will continue to pay service fees in accordance with Article 1.9 so long as net assets of Hartford or a Separate Account remain in a Fund and Hartford continues to provide services, provided such continued payment is in accordance with applicable law and regulation.

                              ARTICLE XI. NOTICES

11.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

IF TO THE TRUST:                         With a copy to:

The Huntington Funds                     David Mahaffey, Esq.
c/o The Huntington National Bank         Sullivan & Worcester LLP
41 South High Street                     1666 K Street NW
Columbus, Ohio 43287                     Washington, DC 20006
Attn: President

                                         And

                                         Victor R. Siclari, Secretary
                                         Reed Smith LLP
                                         1001 Liberty Avenue
                                         12th Floor
                                         Pittsburgh, PA 15222-3779

IF TO THE DISTRIBUTOR:
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-7010
Attn: Secretary

IF TO THE ADVISER:                       With a copy to:

Huntington Asset Advisors, Inc.          David Mahaffey, Esq.
41 South High Street                     Sullivan & Worcester LLP
Columbus, Ohio 43287                     1666 K Street NW
Attn: Chief Investment Officer           Washington, DC 20006

IF TO HARTFORD:                          With a copy to:

Hartford Life Insurance Co.              Hartford Life Insurance Co.
200 Hopmeadow Street                     200 Hopmeadow Street
Simsbury, Connecticut 06070              Simsbury, Connecticut 06070
Attn: Thomas M. Marra                    Attn: Christine Repasy, General Counsel

                           ARTICLE XII. MISCELLANEOUS

12.1 Subject to the requirements of legal process and regulatory authority, each party will treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other parties and, except as permitted by this Agreement or as required by any governmental agency, regulator or other authority, shall not without the express written consent of the affected party disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain. Each party further agrees to use and disclose Personal Information, as defined herein, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third-party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

12.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,  EDGEWOOD SERVICES, INC.
on its behalf and on behalf of
each Separate Account named in
Schedule A, as may be amended
from time to time

By:      /s/ Robert Arena           By:      /s/ Charles L. Davis, Jr.
         -------------------------           -------------------------
Name:    Robert Arena               Name:    Charles L. Davis, Jr.
Its:     Senior Vice President      Its:     President

THE HUNTINGTON FUNDS, on its      HUNTINGTON ASSET ADVISORS, INC.
behalf and on behalf
of each Fund named in this
Schedule B, as may be amended
from time to time

By:      /s/ George M. Polatas      By:      /s/ B. Randolph Bateman
         -------------------------           -------------------------
Name:    George M. Polatas          Name:    B. Randolph Bateman
Its:     Vice President             Its:     President

                                  SCHEDULE A,
                           DATED AS OF JUNE 23, 2006

                        SEPARATE ACCOUNTS AND CONTRACTS

NAME OF SEPARATE ACCOUNT         CONTRACT FUNDED BY SEPARATE ACCOUNT
----------------------------------------------------------------------
HLIC Separate Account Two       - The Huntington Director Variable
                                Annuity (all series)
                                - Huntington Director Outlook Variable
                                Annuity (all series)
HLIC Separate Account Seven     - Huntington Hartford Leaders Outlook
                                Variable Annuity (all series)

IN WITNESS WHEREOF, each of the parties has caused this Schedule A to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,  EDGEWOOD SERVICES, INC.
on its behalf and on behalf of
each Separate Account named in
Schedule A, as may be amended
from time to time

By:      /s/ Robert Arena           By:      /s/ Charles L. Davis, Jr.
         -------------------------           -------------------------
Name:    Robert Arena               Name:    Charles L. Davis, Jr.
Its:     Senior Vice President      Its:     President

THE HUNTINGTON FUNDS, on its      HUNTINGTON ASSET ADVISORS, INC.
behalf and on behalf of each
Fund named in this Schedule B,
as may be amended from time to
time

By:      /s/ George M. Polatas      By:      /s/ B. Randolph Bateman
         -------------------------           -------------------------
Name:    George M. Polatas          Name:    B. Randolph Bateman
Its:     Vice President             Its:     President

                                  SCHEDULE B,
                              DATED JUNE 23, 2006

PARTICIPATING FUNDS                                               CUSIP NUMBER
--------------------------------------------------------------------------------
Huntington VA Income Equity Fund                                 446771107
Huntington VA Growth Fund                                        446771206
Huntington VA Dividend Capture Fund                              446771305
Huntington VA Mid Corp America Fund                              446771503
Huntington VA New Economy Fund                                   446771602
Huntington VA Rotating Markets Fund                              446771701
Huntington VA Macro 100 Fund                                     446771875
Huntington VA Situs Small Cap Fund                               446771883
Huntington VA Mortgage Securities Fund                           446771867
Huntington VA International Equity Fund                          446771800

IN WITNESS WHEREOF, each of the parties has caused this Schedule B to be executed in its name and on its behalf by its duly authorized representative as of the date specified above.

HARTFORD LIFE INSURANCE COMPANY,  EDGEWOOD SERVICES, INC.
on its behalf and on behalf of
each Separate Account named in
Schedule A, as may be amended
from time to time

By:      /s/ Robert Arena           By:      /s/ Charles L. Davis, Jr.
         -------------------------           -------------------------
Name:    Robert Arena               Name:    Charles L. Davis, Jr.
Its:     Senior Vice President      Its:     President

THE HUNTINGTON FUNDS, on its      HUNTINGTON ASSET ADVISORS, INC.
behalf and on behalf of each
Fund named in this Schedule B,
as may be amended from time to
time

By:      /s/ George M. Polatas      By:      /s/ B. Randolph Bateman
         -------------------------           -------------------------
Name:    George M. Polatas          Name:    B. Randolph Bateman
Its:     Vice President             Its:     President

                                   SCHEDULE C

Subject to the terms and conditions of this Agreement, Hartford shall be appointed to, and agrees to act, as a limited agent of Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A "Business Day" is defined in Article 1.1(B) of the Agreement. Except as particularly stated in this paragraph, Hartford shall have no authority to act on behalf of Trust or to incur any cost or liability on its behalf.

Until such time as Trust and Hartford are able to utilize the National Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system: Trust will use its best efforts to provide to Hartford or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:30 p.m. Eastern Time each Business Day. Hartford or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on the New York Stock Exchange on any Business Day ("Day 1") shall be transmitted without modification (except for netting or aggregating such orders) to Trust by 8:30 a.m. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1. Trust will not accept any order made on a conditional basis or subject to any delay or contingency.

Until such time as Trust and Hartford are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

       a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, Hartford shall complete payment to Trust or its designated agent in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

       b) For those redemption orders not transmitted via the DCC&S Fund/SERV system, Trust or its designated agent shall initiate payment in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

At such time as Trust and Hartford are able to transmit information via the NSCC's DCC&S Fund/SERV System:

       a) Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC's DCC&S Fund/SERV system to Trust no later than 5:00 a.m. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1.

       b) Trust and Hartford shall mutually agree there may be instances when orders shall be transmitted to Trust via facsimile no later than 8:30 a.m. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to Trust via facsimile no later than 8:30 a.m. Eastern Time on the next Business Day.

       c) With respect to purchase and redemption orders received by Trust on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as Trust and Hartford are able to transmit information via the DCC&S Fund/SERV system: Trust or its designated agent shall send to Hartford, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations ") on each Business Day for which Hartford has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by Hartford following such net purchase or redemption. Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for Hartford to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. Trust or its designated agent will transmit to Hartford via DCC&S NETWORKING system those Networking activity files reflecting account activity. In addition, within five (5) Business Days after the end of each month, Trust or its affiliate will send Hartford a statement of account which shall confirm all transactions made during that particular month in the account.

DOCUMENTS AND OTHER MATERIALS

                         DOCUMENTS PROVIDED BY HARTFORD

Hartford agrees to provide Trust, upon written request, any reports indicating the number of shareholders that hold interests in the Funds and such other information (including books and records) that Trust may reasonably request. Hartford agrees to provide Trust, upon written request, such other information (including books and records) as may be necessary or advisable to enable it to comply with any law, regulation or order.

                          DOCUMENTS PROVIDED BY TRUST

Within five (5) Business Days after the end of each calendar month, Trust, Distributor, or Adviser shall provide Hartford, or its designee, a monthly statement of account, which shall confirm all transactions made during that particular month.

                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated June 23, 2006, by and among Hartford Life Insurance Company ("HL"), Hartford Life and Annuity Insurance Company ("HLA") (HL and HLA together with its insurance company affiliates is hereafter collectively called the "Company"), The Huntington Funds (the "Trust"), Edgewood Services, Inc. (the "Distributor") and Huntington Asset Advisors, Inc. (the "Adviser") is hereby amended as follows:

1.  HLA is hereby added as a party to the Agreement.

2. All references to Hartford throughout the agreement are hereby deleted and replaced with the Company.

3.  Article I of the Agreement is amended to include the following:

     1.8 Notwithstanding anything possibly to the contrary in the Agreement or any Rule 22c-2 Shareholder Information Agreement entered into by the parties, the Trust hereby waives enforcement rights of fund policies regarding market timing or frequent trading with respect to transfers of assets into or from Company sponsored dynamic or static asset allocation models.

4. SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: May 1, 2008

HARTFORD LIFE INSURANCE COMPANY          THE HUNTINGTON FUNDS
By its authorized officer,               By its authorized officer,

By:     /s/ Robert Arena                 By:     [ILLEGIBLE]
        -------------------------------          ------------------------
Name:   Robert Arena                     Name:
Its:    Senior Vice President            Its:
Date:   5/14/08                          Date:

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY     EDGEWOOD SERVICES, INC.
By its authorized officer,                      By its authorized officer,

By:     /s/ Robert Arena                       By:     [ILLEGIBLE]
        -------------------------------------          ------------------------
Name:   Robert Arena                           Name:
Its:    Senior Vice President                  Its:
Date:   5/14/08                                Date:

HUNTINGTON ASSET ADVISORS
By its authorized officer,

By:     [ILLEGIBLE]
        -------------------------------
Name:   [ILLEGIBLE]
Its:    President
Date:   5/8/08

                                   SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

                      NAME OF SEPARATE ACCOUNT                                   CONTRACTS FUNDED BY SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Hartford Life Insurance Company Separate Account Two                  The Huntington Director Variable Annuity (all series)
                                                                      Huntington Director Outlook Variable Annuity (all series)
Hartford Life Insurance Company Separate Account Seven                Huntington Hartford Leaders Variable Annuity (all series)
Hartford Life and Annuity Insurance Company Separate Account Seven    Huntington Hartford Leaders Variable Annuity (all series)

                          FUND PARTICIPATION AGREEMENT

                                     AMONG

                             THE HUNTINGTON FUNDS,

                        HUNTINGTON ASSET ADVISORS, INC.,

                      UNIFIED FINANCIAL SECURITIES, INC.,

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                      AND

                        HARTFORD LIFE INSURANCE COMPANY

                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made as of the 1st day of April, 2009 by and among Hartford Life Insurance Company, Hartford Life and Annuity Insurance Company (Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company being collectively referred to herein as "Hartford"), on Hartford's behalf and on behalf of each separate account set forth on Schedule A attached as it may be amended from time to time (the "Separate Accounts"); The Huntington Funds, a Delaware statutory trust (the "Trust"), on its behalf and on behalf of each of its series set forth on Schedule B attached as it may be amended from time to time (the "Funds"); Unified Financial Securities, Inc., an Indiana corporation, and Huntington Asset Advisors, Inc., a registered investment adviser (the "Adviser").

WHEREAS, the Trust, the Adviser, Hartford and Edgewood Services, Inc. ("Edgewood") were parties to a Fund Participation Agreement dated as of June 23, 2006, as amended on May 1, 2008 (the "Original Agreement"); and

WHEREAS, Edgewood was terminated as the Trust's distributor, and replaced with Unified Financial Securities, Inc. effective April 1, 2009; and

WHEREAS, the Original Agreement terminated upon Edgewood's termination as referenced above, and thus the Trust, the Adviser, Hartford and Unified Financial Securities, Inc. ("Distributor") now seek to enter into a new Fund Participation Agreement, effective as of April 1, 2009; and

WHEREAS, the Trust engages in business as an open-end management investment company and its Funds are available to act as the investment vehicle for separate accounts established by insurance companies for life insurance policies and annuity contracts; and

WHEREAS, the Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD") and serves as principal underwriter of the shares of the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the investment Advisers Act of 1940, as amended, and serves as the investment adviser to the Trust; and

WHEREAS, Hartford is an insurance company which has registered or will register the variable annuities and/or variable life insurance policies listed on Schedule A attached as may be amended from time to time under the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940 (the "1940 Act") to be issued by it for distribution (the "Contracts"); and

WHEREAS, the Trust intends to make available shares of the Funds to the Separate Accounts of Hartford; and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Separate Accounts wish to purchase shares of the Funds to serve as an investment medium for the Contracts funded by the Separate Accounts, and the Distributor is authorized to sell shares of the Funds; and

WHEREAS, the Fund shares may be made available to separate accounts of one or more insurance companies that fund variable annuity contracts or variable life insurance policies, subject to receipt of any required relief pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), granting exemptions from the provisions of various sections of the 1940 Act and Rules thereunder, to the extent necessary to permit shares of the Funds to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another (hereinafter the "Mixed and Shared Funding Exemptive Order");

NOW, THEREFORE, in consideration of their mutual promises, Hartford, the Trust, the Distributor and the Adviser agree as follows:

                             ARTICLE I. FUND SHARES

1.1 The Trust and the Distributor agree to make shares of the Funds available for purchase on each Business Day (as defined below) by the Separate Accounts. Each Fund will execute orders placed for each Separate Account on a daily basis at the net asset value next computed after receipt and acceptance by the Trust or its designee of such order.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of orders from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of orders by 8:30 a.m. (Eastern time) on the next following Business Day.

       B. For purposes of this Agreement, "Business Day" shall mean each day on which the New York Stock Exchange is open for trading and on which each Fund calculates its net asset value pursuant to the rules of the Securities and Exchange Commission ("SEC") as set forth in the Trust's registration statement on Form N-1A (the "Registration Statement").

1.2 The Trust agrees to make available on each Business Day shares of the Funds for purchase at the applicable net asset value per share by the Separate Accounts; provided, however, that the Board of Trustees of the Trust (the "Board"), acting in good faith and in the exercise of its fiduciary responsibilities, may refuse to permit the Trust to sell shares of any Fund to any person, or suspend or terminate the offering of shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction over the sale of shares or if the Board determines that such action is necessary in the best interests of the shareholders of any Fund.

1.3 The Trust and Distributor agree that shares of the Funds will be sold only to insurance companies, for use in conjunction with variable life insurance policies or variable annuities to separate accounts of insurance companies, and to other persons consistent with the diversification rules under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder. No shares of the Funds will be sold to the general public unless otherwise permitted by the Mixed and Shared Funding Exemptive Order and any applicable provisions of the Code.

1.4 Upon receipt of a request for redemption in proper form from Hartford on any Business Day, the Trust agrees to redeem any full or fractional shares of the Funds held by the Separate Accounts at the net asset value next computed after receipt and acceptance by the Trust or its designee of the request for redemption, except that the Trust reserves the right to suspend redemptions temporarily to the extent permitted under the 1940 Act. Such redemption shall be paid consistent with applicable rules of the SEC and procedures and policies of the Trust as described in the Trust's current registration statement.

       A. For purposes of this Agreement, Hartford shall be the designee of the Trust for receipt of redemption requests from each Separate Account and receipt by Hartford constitutes receipt by the Trust, provided that the Distributor receives notice of the redemption request by 8:00 a.m. (Eastern time) on the next following Business Day. Hartford agrees to submit such orders electronically through secured trading systems as described on Schedule C to this Agreement or, if it is unable to submit orders electronically, Hartford shall submit such orders through manual transmissions using the procedures described in Schedule C to this Agreement.

1.5 Hartford agrees that purchases and redemptions of Fund shares shall be made in accordance with the provisions of the then current prospectuses of the Funds.

       A. Hartford will place separate orders to purchase or redeem shares of each Fund. Each order shall describe the net amount of shares and dollar amount of each Fund to be purchased or redeemed.

       B. Unless otherwise specified in Schedule C, Hartford shall pay for shares of the Funds on the next Business Day after Hartford's receipt of an order to purchase shares of a Fund, and payment shall be in federal funds transmitted by wire.

       C. In the event of net redemptions, a Fund shall pay the redemption proceeds in federal funds transmitted by wire on the next Business Day after Hartford's receipt of an order to redeem shares.

1.6 Issuance and transfer of a Fund's shares will be by book entry only. Share certificates will not be issued to Hartford or any Separate Account. Shares purchased will be recorded in an appropriate title for each Separate Account or the appropriate sub-account of each Separate Account. The Trust shall furnish to Hartford the CUSIP number assigned to each Fund identified in Schedule B attached as may be amended from time to time.

1.7 The Trust or its designee shall notify Hartford in advance of any dividends or capital gain distributions payable on a Fund's shares, but by no later than same day notice by 6:00 p.m. Eastern time (by wire or telephone, followed by written confirmation). Hartford elects to receive all such dividends and capital gain distributions in additional shares of the paying Fund. The Trust or its agent shall notify Hartford of the number of shares issued as payment of dividends and distributions. Hartford reserves the right to revoke this election and to receive all such dividends and capital gain distributions in cash.

1.8 Unless otherwise specified in Schedule C, the Trust or its agent shall advise Hartford on each Business Day of the net asset value per share for each Fund as soon as reasonably practical after the net asset value per share is calculated and shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time.

       A. If the Trust or its agent provides materially incorrect share net asset value information through no fault of Hartford, the Separate Accounts shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share.

       B. The determination of the materiality of any net asset value pricing error and its correction shall be based on the SEC's recommended guidelines regarding these errors. Any material error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to Hartford upon discovery. The Trust and/or its agents shall indemnify and hold harmless Hartford against any amount Hartford is legally required to pay qualified plans ("Plans") or Contract owners, and which amount is due to the Trust's or its agents' material miscalculation and/or incorrect reporting of the daily net asset value, dividend rate or capital gains distribution rate. Hartford shall submit an invoice to the Trust or its agents for such losses incurred as a result of the above which shall be payable within sixty (60) days of receipt. Should a material miscalculation by the Trust or its agents result in a gain to Hartford, Hartford shall immediately reimburse the Trust or its agents for any amount lost by the Trust or its agents as a result of the incorrect calculation. Should a material miscalculation by the Trust or its agents result in a gain to the Plans or Contract owners, Hartford will consult with the Trust or its designee as to what reasonable efforts shall be made to recover the money and repay the Trust or its agents. Hartford shall then make such reasonable effort, at the expense of the Trust or its agents, to recover the money and repay the Trust or its agents; but Hartford shall not be obligated to take legal action against the Plans or Contract owners.

          With respect to the material errors or omissions relating to net asset value pricing, this section shall control over other indemnification provisions in this Agreement.

       C. Notwithstanding anything possibly to the contrary in this Agreement or any Rule 22c-2 Shareholder Information Agreement entered into by the parties, the Trust hereby waives enforcement rights of fund policies regarding market timing or frequent trading with respect to transfers of assets into or from Hartford sponsored dynamic or static asset allocation models.

                           ARTICLE II. GENERAL DUTIES

2.1 Hartford shall take all such actions as are necessary under applicable federal and state law to permit the sale of the Contracts issued by Hartford, including registering each Separate Account as an investment company to the extent required under the 1940 Act, and registering the Contracts or interests in the Separate Accounts under the Contracts to the extent required under the 1933 Act, and obtaining all necessary approvals to offer the Contracts from state insurance commissioners.

2.2 Hartford shall make every effort to maintain the treatment of the Contracts issued by Hartford as annuity contracts or life insurance policies, whichever is appropriate, under the applicable provisions of the Code, and shall notify the Trust and the Distributor immediately upon having a reasonable basis for believing that such Contracts have ceased to be so treated or that they might not be so treated in the future. In that regard, Hartford shall make every effort to remedy any Contract's failure to be treated as annuity contracts or life insurance policies, as appropriate, under applicable provisions of the Code, including Section 72 and regulations thereunder within the required time frames.

2.3 Hartford or its agents shall offer and sell the Contracts in accordance with applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state insurance law respecting the offering of variable life insurance policies and variable annuity contracts.

2.4 The Distributor shall sell and distribute the shares of the Funds in accordance with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act, the NASD Rules of Fair Practice, and state law.

2.5 During such time as the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, a majority of the Trust's Board shall consist of persons who are not "interested persons" of the Trust ("Independent Trustees"), as defined by Section 2(a)(19) of the 1940 Act and the rules thereunder, and as modified by any applicable orders of the SEC, except that if this provision of this Article 2.5 is not met by reason of the death, disqualification, or bonafide resignation of any Trustee or Trustees, then the operation of this provision shall be suspended (a) for a period of 45 days if the vacancy or vacancies may be filled by the Trust's Board; (b) for a period of 60 days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by rule or order upon application.

2.6 As long as pass through voting is required by the SEC, and provided it is consistent with their fiduciary duties, Hartford and its agents will not in any way recommend any proposal in opposition to, or oppose or interfere with, any proposal submitted by the Trust at a meeting of owners of Contracts or shareholders of the Funds, and will in no way recommend any proposal in opposition to, or oppose or interfere with, the solicitation of proxies by the Trust of shares held by Contract owners, without the prior written consent of the Trust.

2.7 Each party hereto shall cooperate with each other party and all appropriate governmental authorities having jurisdiction (including, without limitation, the SEC, the NASD, and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

                  ARTICLE III. REPRESENTATIONS AND WARRANTIES

3.1  Hartford represents and warrants that:

       A. The Contracts or the interests in the Separate Accounts under such Contracts are or prior to issuance will be registered as securities under the 1933 Act unless exempt and that the registrations will be maintained to the extent required by law.

       B. The Contracts will be issued in compliance with all applicable federal and state laws and regulations.

       C. Hartford is a life insurance company duly organized and in good standing under Connecticut law and that it is taxed as an insurance company under applicable provisions of the Code.

       D. Hartford has legally and validly established each Separate Account prior to any issuance or sale as a segregated asset account under the Connecticut Insurance Code and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the Registration of each Separate Account as a unit investment trust in accordance with the 1940 Act, and each of the Separate Accounts is a validly existing separate account under the applicable federal and state law.

       E. The Contracts are treated as annuity contracts under applicable provisions of the Code. Hartford will make every effort to maintain such treatment and will notify the Trust and the Adviser immediately in writing upon having a reasonable basis for believing that the Contracts have ceased to be treated as such or might not be treated as such in the future.

3.2  The Trust and the Distributor represent and warrant that:

       A. Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and the regulations thereunder to the extent required.

       B. Fund shares shall be duly authorized for issuance in accordance with the laws of each jurisdiction in which shares will be offered.

       C. Fund shares shall be offered in compliance with all applicable federal and state securities laws and regulations.

       D. The Trust is or will be registered under the 1940 Act and the regulations thereunder to the extent required.

       E. The Trust shall amend the Registration Statement for Fund shares under the 1933 Act and the 1940 Act, from time to time, as required in order to effect the continuous offering of its shares.

3.3 The Trust and the Adviser represent and warrant that each Fund will qualify as a Regulated Investment Company under Subchapter M of the Code. The Trust and Adviser will make every effort to maintain such qualification and that both will notify Hartford immediately in writing upon having a reasonable basis for believing that the Trust has ceased to qualify or that the Trust might not qualify in the future. In the event the Trust ceases to so qualify, it will immediately take all steps necessary (a) to notify Hartford of such event and
(b) where available, achieve compliance within any grace period afforded under the Code.

3.4  The Trust represents and warrants that:

       A. The Trust is duly organized and validly existing under the laws of the State of Delaware.

       B. The Trust does and will comply in all material respects with the 1940 Act.

       C. If the Trust determines that it is necessary, the Trust will obtain prior to sale or issuance of the Contracts, an order from the SEC, granting participating insurance companies and variable insurance product separate accounts exemptions from the provisions of the 1940 Act, as amended, and the rules thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable insurance product separate accounts of both affiliated and unaffiliated life insurance companies.

3.5  The Distributor represents and warrants that:

       A. It is and shall remain duly registered under all applicable federal and state laws and regulations necessary for the performance of its obligations to the Trust and Hartford and that it will perform its obligations to the Trust and Hartford in compliance with the laws and regulations and any applicable state and federal laws and regulations.

               ARTICLE IV. PROSPECTUSES; REPORTS TO SHAREHOLDERS
                          AND PROXY STATEMENTS; VOTING

4.1 The Trust, at its expense, will print and provide Hartford with as many copies of each Fund's current prospectus and statement of additional information as Hartford may reasonably request to deliver to existing Contract owners. At Hartford's request, the Trust will provide, in lieu of the printed prospectuses, camera-ready film or computer diskettes containing a Fund's prospectus and statement of additional information or electronic files of the same for printing by Hartford at the Trust's expense. If Hartford chooses to receive camera-ready film, computer diskettes or electronic files in lieu of receiving printed copies of a Fund's prospectus and statement of additional information, the Trust shall bear the cost of providing the information in that format. Hartford will deliver, at the Trust's expense, such prospectuses, and statements of additional information to existing Contract owners as required under applicable law.

       A. Hartford may elect to print a Fund's prospectus and/or its statement of additional information in combination with the prospectuses and statements of additional information of other registered investment companies. In such event, the Trust shall bear its pro rata share of printing expenses based on the number of combined printed pages.

4.2 Hartford, at its expense, will print the Contract prospectus for use with prospective owners of Contracts.

4.3 The Trust, at its expense, will provide Hartford with printed or electronic copies of its reports to shareholders, and other communications to shareholders in such quantity as Hartford shall reasonably require for distributing, at the Trust's expense, to Contract owners.

4.4 The Trust will provide Hartford with copies of its proxy solicitations. Hartford, at its own expense, will, to the extent required by law, (a) distribute proxy materials to eligible Contract owners, (b) solicit voting instructions from eligible Contract owners, (c) vote the Fund shares in accordance with instructions received from Contract owners; and (d) if required by law, vote Fund shares for which no instructions have been received in the same proportion as shares of the Fund for which instructions have been received.

       A. To the extent permitted by applicable laws and subject to Article 2.6, Hartford reserves the right to vote Fund shares held in any Separate Account in its own right.

4.5 The Trust will comply with all provisions and interpretations of the 1940 Act and the rules thereunder requiring voting by shareholders.

4.6 If and during the time as the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, the Trust shall disclose in its prospectus that (1) the Funds are intended to be a funding vehicle for variable annuity and variable life insurance contracts offered by various insurance companies, (2) material irreconcilable conflicts possibly may arise, and (3) the Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict. The Trust hereby notifies Hartford that prospectus disclosure may be appropriate regarding potential risks of offering shares of the Funds to separate accounts funding both variable annuity contracts and variable life insurance policies and to separate accounts funding Contracts of unaffiliated life insurance companies.

                   ARTICLE V. SALES MATERIAL AND INFORMATION

5.1 Hartford shall furnish, or shall cause to be furnished, to the Trust and the Adviser at least ten (10) Business Days prior it is use, each piece of sales literature or other promotional material prepared by Hartford in which the Trust (or any Fund in the Trust), the Adviser or the Distributor is described. No sales literature or other promotional material will be used if the Trust, the Adviser, or the Distributor reasonably objects to its use within ten (10) Business Days after receipt by the Trust or the Adviser.

5.2 Hartford and its affiliates and agents will not, without the permission of the Trust, give any information or make any representations or statements on behalf of the Trust or Adviser or concerning the Funds, the Trust or the Adviser, in connection with the advertising or sale of the Contracts, other than information or representations contained in: (a) the Trust's Registration Statement or any Fund prospectus, (b) reports to shareholders, (c) proxy statements for the Funds, or, (d) sales literature or other promotional material approved by the Trust.

5.3 The Trust or Adviser shall furnish, or shall cause to be furnished, to Hartford or its designee at least ten (10) Business Days prior to its use, each piece of sales literature or other promotional material prepared by the Trust or the Adviser in which Hartford, the Contracts or Separate Accounts, are described. No sales literature or other promotional material will be used if Hartford reasonably objects to its use within ten (10) Business Days after receipt by Hartford.

5.4 Neither the Trust, the Adviser nor the Distributor will, without the permission of Hartford, give any information or make any representations or statements on behalf of Hartford, the Contracts, or the Separate Accounts or concerning Hartford, the Contracts or the Separate Accounts, in connection with the advertising or sale of the Contracts, other than the information or representations contained in: (a) the registration statement or prospectus for the Contracts, (b) reports to shareholders, (c) in sales literature or other promotional material approved by Hartford.

5.5 The Trust will provide to Hartford at least one complete copy of all registration statements, prospectuses, statements of additional information, reports to shareholders, proxy statements, solicitations for voting instructions, sales literature or other promotional materials, applications for exemptions and requests for no-action letters, and all amendments, that relate to the Trust or its shares, promptly after the filing of such document with the SEC or other regulatory authority.

5.6 With respect to the Contracts listed on Schedule A attached as may be amended from time to time, Hartford will provide to the Trust upon request all registration statements, prospectuses, statements of additional information and amendments and supplements thereto which are filed with the SEC on or after the date of this Agreement, all reports, solicitations for voting instructions, sales literature or other promotional materials, applications for exemptions, and requests for no action letters, and all amendments thereto.

5.7 For purposes of this Agreement, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, computerized media, Web site or other public media), sales literature or other promotional material (i.e. any written communication distributed or made generally available to customers or the public, including brochures, circulars, information provided on a Web site, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature or other promotional material, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees (but not including materials exclusively used internally by licensed representatives).

                          ARTICLE VI. DIVERSIFICATION

6.1 The Trust and the Adviser represent and warrant that, at all times, they will comply with Section 817(h) of the Code, the regulations promulgated thereunder, and any Internal Revenue Service guidance, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications to such statutory, regulatory or administrative authority. In the event a Fund ceases to so qualify, the Trust and the Adviser will immediately take all steps necessary (a) to notify Hartford of such event and (b) to adequately diversify the Fund so as to achieve compliance within the period afforded by Treasury Regulation 817-5.

                        ARTICLE VII. POTENTIAL CONFLICTS

If and during the time that the Trust engages in activities that require a Mixed and Shared Funding Exemptive Order, the parties shall comply with the conditions in this Article VII.

7.1 The Board will monitor the Trust for the existence of any material irreconcilable conflict (1) between the interests of owners of variable annuity contracts and variable life insurance policies, and (2) between the interests of owners of Contracts issued by different participating life insurance companies that invest in the Trust.

       A. The Board shall promptly inform Hartford if it determines that a material irreconcilable conflict exists and the implications thereof. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding;
           (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity and variable life insurance Contract owners; or (f) disregard of a Contract owner's voting instructions.

7.2 Hartford will report any potential or existing material irreconcilable conflict of which it is aware to the Board. This includes, but is not limited to, an obligation by Hartford to inform the Board whenever Contract owner voting instructions are disregarded. Hartford will be responsible for assisting the Board in carrying out its responsibilities under any Mixed and Shared Funding Exemptive Order, or, if the Trust is engaged in mixed funding or shared funding in reliance on Rule 6e-2, 6e-3(T), or any other regulation under the 1940 Act, Hartford will be responsible for assisting the Board in carrying out its responsibilities under such regulation, by providing the Board with access to all information reasonably necessary for the Board to consider any issues raised. Hartford shall carry out its responsibility under this Article 7.2 with a view only to the interests of the Contract owners.

7.3 If it is determined by a majority of the Trust's Board, or a majority of its Independent Trustees, that a material irreconcilable conflict exists due to issues relating to the Contracts, Hartford will, at its expense and to the extent reasonably practicable, take whatever steps it can which are necessary to remedy or eliminate the material irreconcilable conflict, including, without limitation, withdrawal of the affected Separate Account's investment in the Funds. No charge or penalty will be imposed as a result of such withdrawal.

7.4 Hartford and the Adviser, at least annually, will submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out the obligations imposed upon them. All reports received by the Board of potential or existing conflicts, and all Board action with regard to determining the existence of a conflict, and determining whether any proposed action adequately remedies a conflict, shall be properly recorded in the minutes of the Board or other appropriate records, and such minutes or other records shall be made available to the SEC upon request.

                         ARTICLE VIII. INDEMNIFICATION

8.1  Indemnification by Hartford

       A. Hartford agrees to indemnify and hold harmless the Distributor, the Adviser, the Trust and each of its directors, trustees, officers, employees and agents and each person, if any, who controls the Trust within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, the "Indemnified Party" for purposes of this Article 8.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of Hartford, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any alleged loss, claim, damage, liability or expense and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses"), to which the Indemnified Parties may become subject under any statute or regulation, or at common law or otherwise, insofar as such Losses are related to the offer, sale or acquisition of Fund shares or the Contracts or to the operation of the Separate Accounts and:

         1. Arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in a registration statement, prospectus or other disclosure document for the Contracts or in the Contracts themselves or in sales literature generated or approved by Hartford on behalf of the Contracts or Separate Accounts (or any amendment or supplement to any of the foregoing) (collectively, "Company Documents"), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and was accurately derived from information furnished to Hartford by or on behalf of the Trust for use in Company Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in and accurately derived from Fund Documents as defined in Article 8.2(A)(1) not supplied by Hartford or persons under its control) or wrongful conduct of Hartford or persons under its control, with respect to the offer, sale, acquisition or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Fund Documents as defined in Article 8.2(A)(1) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and accurately derived from information furnished by or on behalf of Hartford; or

         4. Arise out of or result from any failure by Hartford to provide the services or furnish the materials required under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by Hartford in this Agreement or arise out of or result from any other material breach of this Agreement by Hartford, as limited by and in accordance with the provisions of Articles 8.1(B) and 8.5 hereof.

       B. Hartford shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such indemnified Party's reckless disregard of obligations and duties under this Agreement or to the Adviser, the Trust or the Distributor, whichever is applicable.

8.2  Indemnification by the Distributor

       A. The Distributor agrees to indemnify and hold harmless the Trust, the Adviser and Hartford and each of their respective trustees, directors, officers, employees and agents and each person, if any, who controls the Trust, the Adviser or Hartford, respectively, within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Distributor, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a registration statement, prospectus or sales literature of the Trust (or any amendment or supplement to any of the foregoing) (collectively, the "Fund Documents") or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust or the designee of either by or on behalf of the Indemnified Party for use in Fund Documents or otherwise for use in connection with the offer or sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Distributor or persons under its control) or wrongful conduct of the Distributor or persons under its control, with respect to the offer, sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished to Hartford by or on behalf of the Distributor; or

         4. Arise out of or result from any failure by the Distributor to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Distributor in this Agreement or arise out of or result from any other material breach of this Agreement by the Distributor as limited by and in accordance with the provisions of Articles 8.2(B) and 8.5 hereof.

       B. The Distributor shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Account, whichever is applicable.

8.3  Indemnification by the Trust

       A. The Trust agrees to indemnify and hold harmless Hartford and each of its trustees, directors, officers, employees and agents and each person, if any, who controls Hartford within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Trust, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and:

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in Fund Documents or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Distributor or Trust or designee of either by or on behalf of Hartford for use in Fund Documents or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Distributor or persons under its control) or wrongful conduct of the Trust, or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Trust; or

         4. Arise out of or result from any failure by the Trust to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Trust in this Agreement or arise out of or result from any other material breach of this Agreement by the Trust, as limited by and in accordance with the provisions of Articles 8.3(B) and 8.5 hereof.

       B. The Trust shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Accounts, whichever is applicable.

8.4  Indemnification by the Adviser

       A. The Adviser agrees to indemnify and hold harmless Hartford, the Trust or the Distributor and each of their trustees, directors, officers, employees and agents and each person, if any, who controls Hartford, the Trust and the Distributor, respectively, within the meaning of
           Section 15 of the 1933 Act (collectively, the "Indemnified Parties" and individually, an "Indemnified Party" for purposes of this Article 8.4) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with written consent from the Adviser, which consent shall not be unreasonably withheld) or expenses (including the reasonable costs of investigating or defending any losses, claims, damages, liabilities or expenses and reasonable legal counsel fees incurred in connection therewith) (collectively, "Losses") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Losses are related to the sale or acquisition of the Fund's shares or the Contracts and;

         1. Arise out of or are based upon any untrue statement or alleged untrue statement of any material fact provided by the Adviser and contained in a Fund Document or arise out of or are based upon the omission or the alleged omission to state therein a material fact about the Adviser required to be stated therein or necessary to make the statements therein not misleading, provided that this indemnity shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to the Adviser or Trust or the designee of either by or on behalf of Hartford for use in Fund Documents or otherwise for use in connection with the sale of the Contracts or Fund shares; or

         2. Arise out of or result from statements or representations (other than statements or representations contained in Company Documents not supplied by the Adviser or persons under its control) or wrongful conduct of the Adviser or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

         3. Arise out of or result from any untrue statement or alleged untrue statement of a material fact contained in Company Documents, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon information furnished by or on behalf of the Adviser; or

         4. Arise out of or result from any failure by the Adviser to provide the services and furnish the materials under the terms of this Agreement; or

         5. Arise out of or result from any material breach of any representation and/or warranty made by the Adviser in this Agreement or arise out of or result from any other material breach of this Agreement by the Adviser, as limited by and in accordance with the provisions of Articles 8.4(B) and 8.5 hereof.

       B. The Adviser shall not be liable under this indemnification provision with respect to any Losses to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement or to Hartford or the Separate Accounts, whichever is applicable.

8.5  Notice of Indemnification; Retention of Counsel

       A. Any party seeking indemnification (each a "Potential Indemnitee") shall promptly notify any party from whom it intends to seek indemnification (each a "Potential Indemnitor") of all demands made and/or actions commenced against the Potential Indemnitee which may require a Potential Indemnitor to provide such indemnification. A Potential Indemnitor shall not be liable under this indemnification provision with respect to any claim made against a Potential Indemnitee unless such Potential Indemnitee shall have notified the Potential Indemnitor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Potential Indemnitee (or after such Potential Indemnitee shall have received notice of such service on any designated agent), but failure to notify the Potential Indemnitor of any such claim shall not relieve the Potential Indemnitor from any liability which it may have to the Potential Indemnitee against whom such action is brought otherwise than on account of this indemnification provision.

       B. In case any such action is brought against a Potential Indemnitee, the Potential Indemnitor shall be entitled to participate, at its own expense, in the defense of such action. The Potential Indemnitor also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Potential Indemnitor to such party of the Potential Indemnitor's election to assume the defense thereof, the Potential Indemnitee shall bear the fees and expenses of any additional counsel retained by it, and the Potential Indemnitor will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

8.6 With respect to any claim for indemnification made under this Agreement, the parties each shall give the other reasonable access during normal business hours to its books, records, and employees and those books, records, and employees within its control pertaining to such claim, and shall otherwise cooperate with one another in the defense of any claim. Regardless of which party defends a particular claim, the defending party shall give the other parties written notice of any significant development in the case as soon as practicable, and such other party, at all times, shall have the right to intervene in the defense of the case.

8.7 If a party is defending a claim and indemnifying one or more parties to this Agreement, and: (i) a settlement proposal is made by the claimant, or (ii) the defending party desires to present a settlement proposal to the claimant, then the defending party promptly shall notify the other party or parties to this Agreement being indemnified of such settlement proposal together with its counsel's recommendation. If the defending party desires to enter into the settlement and any of the other parties fails to consent within five (5) Business Days (unless such period is extended, in writing, by mutual agreement of the parties hereto), then each such other party withholding consent, from the time it fails to consent forward, shall defend the claim and shall further indemnify the defending party and other remaining parties subject to this Agreement, if any, for all costs associated with the claim which are in excess of the proposed settlement amount.

Regardless of which party is defending the claim: (i) if a settlement requires an admission of liability by the non-defending party or would require the non-defending party to either take action (other than purely ministerial action) or refrain from taking action (due to an injunction or otherwise) (a "Specific Performance Settlement"), the defending party may agree to such settlement only after obtaining the express, written consent of the non-defending party. If a non-defending party fails to consent to a Specific Performance Settlement, the consequences described in the last sentence of the first paragraph of this
Article 8.7 shall NOT apply.

8.8 The parties shall use good faith efforts to resolve any dispute concerning this indemnification obligation. Should those efforts fail to resolve the dispute, the ultimate resolution shall be determined in a DE NOVO proceeding, separate and apart from the underlying matter complained of, before a court of competent jurisdiction. Either party may initiate such proceedings with a court of competent jurisdiction at any time following the termination of the efforts by such parties to resolve the dispute (termination of such efforts shall be deemed to have occurred thirty (30) days from the commencement of the same unless such time period is extended by the written agreement of the parties). The prevailing party in such a proceeding shall be entitled to recover reasonable attorneys' fees, costs, and expenses.

                           ARTICLE IX. APPLICABLE LAW

9.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

9.2 This Agreement, its terms and definitions, shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant.

                             ARTICLE X. TERMINATION

10.1  This Agreement may be terminated without penalty:

       A. By any party for any reason upon six months' advance written notice delivered to all of the other parties, it being understood that no party may give notice under this provision until one (1) year from the effective date of this Agreement; or

       B. By Hartford by written notice to the Trust, the Adviser and the Distributor with respect to any Fund in the event any of the Fund's shares are not registered, issued or sold in accordance with applicable state and/or federal law, or such law precludes the use of such shares as the underlying investment vehicle of the Contracts issued or to be issued by Hartford; or

       C. By Hartford upon written notice to the Trust with respect to any Fund in the event that such Fund ceases to qualify as a Regulated Investment Company under Subchapter M of the Code or under any successor or similar provision; or

       D. By Hartford upon written notice to the Trust and the Distributor with respect to any Fund in the event that such Fund fails to meet the diversification requirements specified in this Agreement; or

       E. By Hartford upon institution of formal proceedings against the Trust, the Adviser or the Distributor by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; or

       F. By the Distributor, the Adviser or the Trust upon written notice to Hartford with respect to any Separate Account in the event that such Separate Account ceases to be qualified as a segregated asset account under the Connecticut Insurance Code; or

       G. By the Distributor, the Adviser or the Trust upon written notice with respect to any Separate Account in the event that effective registration as a unit investment trust under the 1940 Act for such Separate Account is not maintained; or

       H. By the Distributor, the Adviser or the Trust in the event that the Contracts cease to be treated as annuity contracts under the applicable provisions of the Code; or

       I. By the Distributor, the Adviser or the Trust in the event that effective registration or exemption from registration under the 1933 Act of the Contracts is not maintained; or

       J. By the Distributor or the Trust upon institution of formal proceedings against Hartford or its agent by the NASD, the SEC, or any state securities or insurance department or any other regulatory body regarding Hartford's duties under this Agreement or related to the sale of the Contracts issued by Hartford, the operation of the Separate Accounts, or the purchase of shares of the Funds; or

       K. By any party to the Agreement upon a determination by a majority of the Board, or a majority of its independent Trustees, that a material irreconcilable conflict, as described in Article VII hereof, exists; or

       L. By any party to the Agreement upon requisite vote of the Contract owners having an interest in the Separate Accounts (or any subaccounts thereof) to substitute the shares of another investment company for the corresponding shares of a Fund in accordance with the terms of the Contracts for which those shares had been selected or serve as the underlying investment media; or

       M. By either the Adviser or the Distributor in the event of a termination of either of their contracts with the Trust, but each shall use their best efforts to substitute themselves under this Agreement with any successor investment adviser or distributor to the Trust.

10.2 Each party to this Agreement shall promptly notify the other parties to the Agreement of the institution against such party of any such formal proceedings as described in Articles 10.1(E) and (J) hereof. Hartford shall give 60 days prior written notice to the Trust of the date of any proposed vote of Contract owners to replace the Fund's shares as described in Article 10.1(M) hereof.

10.3  Effect of Termination

       A. Notwithstanding any termination of this Agreement, the Trust and the Distributor shall at the option of Hartford, continue to make available additional shares of the Funds, for the limited purposes set forth in this Section 10.3(A), pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (the "Existing Contracts") unless such further sale of Fund shares is proscribed by law, regulation or applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts will be permitted to reinvest dividends in the Funds, direct allocation and reallocation of investments in the Funds, redeem investments in the Funds and invest in the Funds through additional purchase payments.

       B. Hartford agrees not to redeem Fund shares attributable to the Contracts except (i) as necessary to implement Contract owner initiated or approved transactions, or (ii) as required by state and/or federal laws or regulations or judicial or other legal precedent of general application or (iii) as permitted by an order of the SEC pursuant to Section 26(h) of the 1940 Act. Upon request, Hartford will promptly furnish to the Trust the opinion of counsel for Hartford to the effect that any redemption pursuant to clause
           (ii) above is a legally required redemption.

       C. In addition to the foregoing, Article VIII Indemnification, Article IX and Article 12.1 shall survive any termination of this Agreement.

10.4 Notwithstanding the termination of this Agreement, Huntington will continue to pay service fees in accordance with Article 1.9 so long as net assets of Hartford or a Separate Account remain in a Fund and Hartford continues to provide services, provided such continued payment is in accordance with applicable law and regulation.

                              ARTICLE XI. NOTICES

11.1 Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

IF TO THE TRUST:                          With a copy to:

The Huntington Funds                      David Mahaffey, Esq.
c/o The Huntington National Bank          Sullivan & Worcester LLP
41 South High Street                      1666 K Street NW
Columbus, Ohio 43287                      Washington, DC 20006
Attn: President

                                          And

                                          Alicia Powell, Secretary
                                          Reed Smith LLP
                                          1001 Liberty Avenue
                                          12th Floor
                                          Pittsburgh, PA 15222-3779

IF TO THE DISTRIBUTOR:
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208
Attn: Broker Dealer Services

IF TO THE ADVISER:              With a copy to:
Huntington Asset Advisors,      David Mahaffey, Esq.
Inc.
41 South High Street            Sullivan & Worcester LLP
Columbus, Ohio 43287            1666 K Street NW
Attn: Chief Investment Officer  Washington, DC 20006
IF TO HARTFORD:                 With a copy to:
Hartford Life Insurance Co.     Hartford Life Insurance Co.
200 Hopmeadow Street            200 Hopmeadow Street
Simsbury, Connecticut 06070     Simsbury, Connecticut 06070
Attn: John Walters, President   Attn: Alan Kreczko, General
                                Counsel

                           ARTICLE XII. MISCELLANEOUS

12.1 Subject to the requirements of legal process and regulatory authority, each party will treat as confidential the names and addresses of the owners of the Contracts and all information reasonably identified as confidential in writing by any other parties and, except as permitted by this Agreement or as required by any governmental agency, regulator or other authority, shall not without the express written consent of the affected party disclose, disseminate or utilize such names and addresses and other confidential information until such time as it may come into the public domain. Each party further agrees to use and disclose Personal Information, as defined herein, only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third-party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

12.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

12.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

12.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.5 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities (and other parties) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

12.6 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations at law or in equity, which the parties hereto are entitled to under state and federal laws.

12.7 This Agreement or any of the rights and obligations hereunder may not be assigned by any party without the prior written consent of all parties.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below, to be effective as of April 1, 2009.

HARTFORD LIFE INSURANCE COMPANY,      UNIFIED FINANCIAL SECURITIES, INC.
on its behalf and on behalf of each
Separate Account named in Schedule
A, as may be amended from time to
time

By:      /s/ Rob Arena                By:      /s/ Melissa K. Gallagher
         ---------------------------           -----------------------------
Name:    Rob Arena                    Name:    Melissa K. Gallagher
Its:     Executive Vice President     Its:     President
Date:    5/26/09                      Date:    5/12/09

HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY, on its behalf and on behalf
of each Separate Account named in
Schedule A, as may be amended from
time to time

By:      /s/ Rob Arena
         ---------------------------
Name:    Rob Arena
Its:     Executive Vice President
Date:    5/26/09

THE HUNTINGTON FUNDS, on its behalf   HUNTINGTON ASSET ADVISORS, INC.
and on behalf of each Fund named in
this Schedule B, as may be amended
from time to time

By:      /s/ Eric McKenzie            By:      /s/ Ron Corn
         ---------------------------           -----------------------------
Name:    Eric McKenzie                Name:    Ron Corn
Its:     Vice President               Its:     CCO
Date:    5/12/09                      Date:    5/14/09

                                  SCHEDULE A,
                         EFFECTIVE AS OF APRIL 1, 2009

                        SEPARATE ACCOUNTS AND CONTRACTS

NAME OF SEPARATE ACCOUNT             CONTRACT FUNDED BY SEPARATE ACCOUNT
------------------------------------------------------------------------
Hartford Life Insurance Company      The Huntington Director Variable
Separate Account Two                 Annuity (all series) Huntington
                                     Director Outlook Variable Annuity
                                     (all series)
Hartford Life Insurance Company      Huntington Hartford Leaders
Separate Account Seven               Variable Annuity (all series)
Hartford Life and Annuity Insurance  Huntington Hartford Leaders
Company Separate Account Seven       Variable Annuity (all series)

IN WITNESS WHEREOF, each of the parties has caused this Schedule A to be executed in its name and on its behalf by its duly authorized representative as of the date specified below, to be effective as of April 1, 2009.

HARTFORD LIFE INSURANCE COMPANY, on UNIFIED FINANCIAL SECURITIES, INC. its behalf and on behalf of each Separate Account named in Schedule
A, as may be amended from time to
time

By:      /s/ Rob Arena                 By:      /s/ Melissa K. Gallagher
         ----------------------------           ----------------------------
Name:    Rob Arena                     Name:    Melissa K. Gallagher
Its:     Executive Vice President      Its:     President
Date:    5/26/09                       Date:    5/12/09

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY,
on its behalf and on behalf of each
Separate Account named in Schedule
A, as may be amended from time to
time

By:      /s/ Rob Arena
         ----------------------------
Name:    Rob Arena
Its:     Executive Vice President
Date:    5/26/09

THE HUNTINGTON FUNDS, on its behalf HUNTINGTON ASSET ADVISORS, INC. and on behalf of each Fund named in this Schedule B, as may be amended from time to time

By:      /s/ Eric McKenzie             By:      /s/ Ron Corn
         ----------------------------           ----------------------------
Name:    Eric McKenzie                 Name:    Ron Corn
Its:     Vice President                Its:     CCO
Date:    5/12/09                       Date:    5/14/09

                                   SCHEDULE B
                         EFFECTIVE AS OF APRIL 1, 2009

PARTICIPATING FUNDS                       CUSIP NUMBER
----------------------------------------------------------------------------------
Huntington VA Income Equity Fund          446771107
Huntington VA Growth Fund                 446771206
Huntington VA Dividend Capture Fund       446771305
Huntington VA Mid Corp America Fund       446771503
Huntington VA New Economy Fund            446771602
Huntington VA Rotating Markets Fund       446771701
Huntington VA Macro 100 Fund              446771875
Huntington VA Situs Fund                  446771883
Huntington VA Mortgage Securities Fund    446771867
Huntington VA International Equity Fund   446771800

IN WITNESS WHEREOF, each of the parties has caused this Schedule B to be executed in its name and on its behalf by its duly authorized representative as of the date specified below, to be effective as of April 1, 2009.

HARTFORD LIFE INSURANCE COMPANY, on its UNIFIED FINANCIAL SECURITIES, INC. behalf and on behalf of each Separate
Account named in Schedule A, as may be
amended from time to time

By:    /s/ Rob Arena                     By:    /s/ Melissa K. Gallagher
       --------------------------------         ----------------------------------
Name:  Rob Arena                         Name:  Melissa K. Gallagher
Its:   Executive Vice President          Its:   President
Date:  5/26/09                           Date:  5/12/09

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY,
on its behalf and on behalf of each Separate
Account named in Schedule A, as may be
amended from time to time

By:    /s/ Rob Arena
       ----------------------------------
Name:  Rob Arena
Its:   Executive Vice President
Date:  5/26/09

THE HUNTINGTON FUNDS, on its behalf and HUNTINGTON ASSET ADVISORS, INC. on behalf of each Fund named in this Schedule B, as may be amended from time to time

By:    /s/ Eric McKenzie                 By:    /s/ Ron Corn
       --------------------------------         ----------------------------------
Name:  Eric McKenzie                     Name:  Ron Corn
Its:   Vice President                    Its:   CCO
Date:  5/12/09                           Date:  5/14/09

                                   SCHEDULE C

Subject to the terms and conditions of this Agreement, Hartford shall be appointed to, and agrees to act, as a limited agent of Trust for the sole purpose of receiving instructions from authorized parties as defined by the Contracts for the purchase and redemption of Fund shares prior to the close of regular trading each Business Day. A "Business Day" is defined in Article 1.1(B) of the Agreement. Except as particularly stated in this paragraph, Hartford shall have no authority to act on behalf of Trust or to incur any cost or liability on its behalf.

Until such time as Trust and Hartford are able to utilize the National Securities Clearing Corporation ("NSCC") Defined Contribution Clearing and Settlement ("DCC&S") Fund/SERV system: Trust will use its best efforts to provide to Hartford or its designated agent closing net asset value, change in net asset value, dividend or daily accrual rate information and capital gain information by 6:30 p.m. Eastern Time each Business Day. Hartford or its agent shall use this data to calculate unit values. Unit values shall be used to process the same Business Day's contract transactions. Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on the New York Stock Exchange on any Business Day ("Day 1") shall be transmitted without modification (except for netting or aggregating such orders) to Trust by 8:30 a.m. Eastern Time on the next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1. Trust will not accept any order made on a conditional basis or subject to any delay or contingency.

Until such time as Trust and Hartford are able to utilize the DCC&S Fund/SERV system, each party shall, as soon as practicable after transmittal of an instruction or confirmation, verify the other party's receipt of such instruction or confirmation, and in the absence of such verification such a party to whom an instruction or confirmation is sent shall not be liable for any failure to act in accordance with such instruction or confirmation, and the sending party may not claim that such an instruction or confirmation was received by the other. Each party shall notify the other of any errors, omissions or interruptions in, or delay or unavailability as promptly as possible.

       a) For those purchase orders not transmitted via the DCC&S Fund/SERV system, Hartford shall complete payment to Trust or its designated agent in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

       b) For those redemption orders not transmitted via the DCC&S Fund/SERV system, Trust or its designated agent shall initiate payment in federal funds no later than 3:00 P.M. on the Business Day following the day on which the instructions are treated as having been received by Trust pursuant to this Agreement.

At such time as Trust and Hartford are able to transmit information via the NSCC's DCC&S Fund/SERV System:

       a) Orders derived from, and in amounts equal to, instructions received by Hartford prior to the Close of Trading on Day 1 shall be transmitted without modification (except for netting and aggregation of such orders) via the NSCC's DCC&S Fund/SERV system to Trust no later than 5:00 a.m. Eastern Time on the Next Business Day. Such trades will be effected at the net asset value of each Fund's shares calculated as of the Close of Trading on Day 1.

       b) Trust and Hartford shall mutually agree there may be instances when orders shall be transmitted to Trust via facsimile no later than 8:30 a.m. rather than through the DCC&S Fund/SERV system. In such instances, such orders shall be transmitted to Trust via facsimile no later than 8:30 a.m. Eastern Time on the next Business Day.

       c) With respect to purchase and redemption orders received by Trust on any Business Day for any Fund, within the time limits set forth in this Agreement, settlement shall occur consistent with the requirements of DCC&S Fund/SERV system.

At such time as Trust and Hartford are able to transmit information via the DCC&S Fund/SERV system: Trust or its designated agent shall send to Hartford, via the DCC&S Fund/SERV system, verification of net purchase or redemption orders or notification of the rejection of such orders ("Confirmations") on each Business Day for which Hartford has transmitted such orders. Such confirmations shall include the total number of shares of each Fund held by Hartford following such net purchase or redemption. Trust, or its designated agent, shall submit in a timely manner, such confirmations to the DCC&S Fund/SERV system in order for Hartford to receive such confirmations no later than 11:00 a.m. Eastern Time the next Business Day. Trust or its designated agent will transmit to Hartford via DCC&S NETWORKING system those Networking activity files reflecting account activity. In addition, within five (5) Business Days after the end of each month, Trust or its affiliate will send Hartford a statement of account which shall confirm all transactions made during that particular month in the account.

DOCUMENTS AND OTHER MATERIALS

                         DOCUMENTS PROVIDED BY HARTFORD

Hartford agrees to provide Trust, upon written request, any reports indicating the number of shareholders that hold interests in the Funds and such other information (including books and records) that Trust may reasonably request. Hartford agrees to provide Trust, upon written request, such other information (including books and records) as may be necessary or advisable to enable it to comply with any law, regulation or order.

                          DOCUMENTS PROVIDED BY TRUST

Within five (5) Business Days after the end of each calendar month, Trust, Distributor, or Adviser shall provide Hartford, or its designee, a monthly statement of account, which shall confirm all transactions made during that particular month.

                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT

The Fund Participation Agreement (the "Agreement"), dated April 1, 2009, by and among Hartford Life Insurance Company ("HL"), Hartford Life and Annuity Insurance Company ("HLA") (HL and HLA together being collectively referred to herein as "Hartford"), The Huntington Funds (the "Trust", and the "Funds"), Unified Financial Securities, Inc., (the "Distributor"), and Huntington Asset Advisors, Inc. (the "Adviser"), is hereby amended as follows:

1. SCHEDULE A TO THE AGREEMENT IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE ATTACHED SCHEDULE A.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

Effective date: May 2, 2011

HARTFORD LIFE INSURANCE COMPANY          THE HUNTINGTON FUNDS
By its authorized officer,               By its authorized officer,

By:    /s/ Steven M. Kluever             By:    /s/ Lisa Collins
       --------------------------------         ----------------------------------
Name:  Steven M. Kluever                 Name:  Lisa Collins
Its:   Vice President                    Its:   Assistant Treasurer
Date:  June 6, 2011                      Date:  May 31, 2011

HARTFORD LIFE AND ANNUITY INSURANCE     UNIFIED FINANCIAL SECURITIES, INC.
COMPANY
By its authorized officer,              By its authorized officer,

By:    /s/ Steven M. Kluever             By:    /s/ Anna Maria Spurgin
       --------------------------------         ----------------------------------
Name:  Steven M. Kluever                 Name:  Anna Maria Spurgin
Its:   Vice President                    Its:   Assistant Vice President
Date:  June 6, 2011                      Date:  June 2, 2011

HUNTINGTON ASSET ADVISORS, INC.
By its authorized officer,

By:    [ILLEGIBLE]
       --------------------------------
Name:  [ILLEGIBLE]
Its:   Interim Chief Compliance Officer
Date:  June 1st, 2011

                                   SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

SCHEDULE A SHALL BE DEEMED TO BE AUTOMATICALLY AMENDED BASED ON THE LIST OF UNDERLYING FUNDS (OR SERIES) OF THE TRUST AND THE MUTUALLY ACCEPTABLE CLASSES OF SHARES THEREOF, IF ANY, AS REFLECTED IN SEPARATE ACCOUNT REGISTRATION STATEMENTS FOR HARTFORD AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FROM TIME TO TIME.

          NAME OF SEPARATE ACCOUNT                 CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------
Hartford Life Insurance Company Separate       The Huntington Director Variable Annuity (all
Account Two                                    series)
                                               Huntington Director Outlook Variable Annuity
                                               (all series)
Hartford Life Insurance Company Separate       Huntington Hartford's Personal Retirement
Account Seven                                  Manager B-Share (all series)
                                               Huntington Hartford Leaders Variable Annuity
                                               (all series)
Hartford Life and Annuity Insurance Company    Huntington Hartford's Personal Retirement
Separate Account Seven                         Manager B-Share(all series)
                                               Huntington Hartford Leaders Variable Annuity
                                               (all series)